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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2009 to September 30, 2009

Semi-Annual Report

September 30, 2009

Classes A, B, C, I, IS, O, Q, R and W

Fixed-Income Funds

■	ING GNMA Income Fund

■	ING High Yield Bond Fund

■	ING Intermediate Bond Fund

Money Market Funds

■	ING Classic Money Market Fund

■	ING Institutional Prime Money Market Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment in money market funds: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the ING Classic Money Market Fund or the ING Institutional Prime Money Market Fund will achieve its investment objective.

PRESIDENT’S LETTER

Dear Shareholder,

As we move through Autumn, we find ourselves crossing a divide that does not feel like much of a change, yet portends hope for the future. Federal Reserve Chairman Benjamin S. Bernanke recently said that it was “very likely” the recession has ended, though he noted it could take many months for the unemployment rate to drop meaningfully. It may take some time before we notice the recovery in our daily lives.

Yet the equity markets seem to be taking economic events in stride, and have come back impressively since spring. For the 12 months ended September 30, 2009, the Dow Jones Industrial Average and the Standard & Poor’s 500® Composite Stock Price Index have nearly erased their losses; the NASDAQ Composite Index has moved into positive territory for the same period.

At ING Funds, we expect economic growth will accelerate next year and continue in 2011, but with elevated unemployment for the next few years.

How might this affect your investment plans? Despite recent gains in household wealth, many people still face net declines in their portfolios overall and may have pushed their investment goals further into the future. If that is the case for you, it may be prudent to reexamine your portfolio and see if you need to make any adjustments for a longer horizon.

For others, the need to preserve capital or increase income may have become paramount. If these are concerns for you, it may be advisable to review your current investments to determine whether they meet your expected needs.

Only you and your investment advisor can determine the answers to these questions. We urge you to discuss these matters thoroughly with your advisor before making any changes to your investment goals or your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

November 6, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2009

From its earliest days in mid-March, the resurgence of risky asset classes like equities and corporate bonds encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. That banks were making money again relied on extraordinarily low interest rates to depositors and “special” items. The government’s willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don’t go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. In no time, every commentator seemed to be talking about “green shoots”.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 13.3% in the most recent report. Sales of existing homes rose for four months, before slipping in September. Still, the proportion of distressed sales was down to less than one third, from nearly half earlier in the year. New home sales, helped by an $8,000 government grant to first-time home buyers, had three straight months of gain through September.

After a fall in first quarter gross domestic product (“GDP”) of 5.5% annualized, the contraction for the second quarter was just 0.7% annualized, and after four straight falls there were high hopes that GDP in the third quarter would rebound. By September, closely watched purchasing managers’ indices were flirting with levels suggesting expansion.

A “Cash-for-Clunkers” program under which the government offered to subsidize the trade-in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

A flimsier green shoot emerged in the employment reports. The September report showed payroll cuts at little more than one third of the January level. But the unemployment rate stood at a 26-year high of 9.7%.

The average work week languished near the lowest since records began in 1964. Wage growth remained insipid. Increasingly commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired.

In fixed income markets, three-month dollar London Interbank Offered Rate (“LIBOR”), the basis of trillions of dollars of financial agreements, fell below 1% for the first time ever and stayed there. Various measures of spread against LIBOR, indicating willingness to lend, fell to levels well below those seen before the financial crisis emerged.

Bonds at first sight had a solid six months. The Barclays Capital U.S. Aggregate Bond Index(2) of investment grade bonds returned 5.59%. But within this figure there were cross-currents. Improved risk appetite propelled the Barclays Capital Corporate Investment-Grade Bond Index(3) to a 19.41% gain amid surging new issuance. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), did even better, gaining an equity-like 40.24%. At first, the Barclays Capital U.S. Treasury Index(5) lost about 3%, as greater risk appetite was reinforced by concerns about massive government borrowing. The excess yield on 10-year Treasuries over 2-year issues briefly reached a record 275 basis points (“bp”). But ultimately, the fragile economy became uppermost in investors’ minds. They began to feel that inflation would not be an immediate problem and with the Federal Reserve buying Treasuries, seekers of safety could move up the yield curve to get some return rather than receive practically nothing at the very short end. The Barclays Capital U.S. Treasury Index ended the six-month period with just a 0.98% loss. The annual yield on the 90-day Treasury Bills started the fiscal year at 20bp and ended it at 12bp.

In currencies, the dollar relinquished first quarter benefits from its safe haven status, falling 9.5% against the euro, 10.7% against the pound and 7.5% against the yen.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(6) including dividends, returned 34.0% in the six months through September, led by the Financials component which rose 70.4%. Profits for S&P 500® companies suffered their eighth straight quarter of decline in the second quarter and by the half way point in our fiscal year the price to earnings ratio of the S&P 500® Index,

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2009

based on operating earnings in the trailing four quarters, had not been so high since the first half of 2002.

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the MSCI Japan® Index(7) rose 18.8% for the six months through September, but weakened at the end. A rise in gross domestic product (“GDP”) of 2.3% annualized was due to net exports and government stimulus. Domestic demand was still in the doldrums and deflation had again taken hold. The MSCI Europe ex UK® Index(8) surged 41.0%. After a drop in GDP of 2.5% in the first quarter second quarter GDP barely fell and actually rose in France and Germany. Confidence measures, from investor to business to consumer, continued to advance. The MSCI UK® Index(9) jumped 34.4%. GDP fell for the fifth consecutive quarter and stood 5.5% below the level one year earlier. Yet house prices were by all accounts edging back up again. Purchasing managers’ indices were in or near expansion territory. And in September consumer confidence rose by the most since 1995.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital Corporate Investment-Grade Bond Index is an unmanaged index that measures the performance USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(5)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(6)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number when applicable.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING GNMA Income Fund (the “Fund”) seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the six-month period ended September 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.57% compared to the Barclays Capital U.S. Mortgage-Backed Securities (“MBS”) Index(1) which returned 3.03%, for the same period.

Portfolio Specifics: Economic pessimism waned as positive surprises dominated economic releases. Emerging economies appear to be outpacing the developed world. Responding to the revival of many economies, investors left the “safe haven” of U.S. Treasury debt and embraced riskier assets. Domestic inflation remained muted. Despite the sell-off in Treasuries, the widely watched Barclays Capital U.S. Aggregate Bond Index reported another strong period with a 5.59% total return. GNMAs posted 2.07% of excess return.(2)

The Federal Reserve (the “Fed”) and the U.S. Treasury Department, combined, have now purchased more than $1 trillion of residential mortgage-backed securities (“RMBS”) and nearly $300 billion of U.S. Treasuries as they engage in quantitative easing. Moreover, the Fed will continue by buying another $300+ billion of RMBS by April of 2010. The big surprise so far this year is the lack of new supply into the market. Origination was expected to increase substantially with the implementation of streamlined refinancing and loan modification programs offered by the government sponsored enterprises (“GSEs”): the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) and the Government National Mortgage Association (“GNMA”).

The Fund continued to focus on RMBS with reduced prepayment risk. Security selection became a priority as most areas of the agency RMBS market were priced at fairly rich levels. The Fund’s duration profile was slightly lower and its exposure to higher coupon mortgages was moderately higher than the benchmark.

The Fund’s strategy of investing in higher income specified pools did well with prepayments remaining subdued and prices rising as a result. Specified pools have unique characteristics that we prefer versus the generic, or “TBA” market. While we don’t expect much additional price action from here, the strategy is still attractive compared to current production pools, or freshly minted mortgages, and TBAs. The Fund’s build-up of cash and short-term Treasuries in late August and early September led to a small give-back in performance as interest rates continued to rally and yield spreads narrowed further.

Prepayments remain lower than expected, providing a boost to the premium-coupon mortgages that the Fund owns. As prepayments remain low the carry, or yield, advantage provided by the higher coupon mortgages increases and the amortization of the premium paid decreases. The Fund has maintained an overweight to premium-coupon mortgages throughout 2009. An announcement by the Federal Housing Authority in late September instituting more-rigorous underwriting standards for GNMA borrowers reinforces the barriers to refinancing, which should ultimately benefit premium mortgages. The slight underperformance of the Fund was close to the expense ratio and associated management fees.

Current Strategy & Outlook: The Fed announcement of an official “end-game” to their RMBS purchasing program may provide an impetus for the spreads in sector to widen vs. Treasuries; however, their current purchases will likely continue to be greater than the net supply. We believe this will keep yield spreads tight in the near term. Moreover, while the infusion of liquidity will ultimately lead to higher rates, the Fed will be forced for the near-term to keep rates at historical lows.

Consequently, the Fund will continue to be managed to benefit from slower prepayments combined with the risk of higher interest rates in the future. The predominant focus continues to be on specified GNMA pools and collateralized mortgage obligations (“CMOs”) that we believe provide a superior level of current income while minimizing the risk to prepayments. Special attention is focused on pools with lower loan balances, those with loans in slow prepaying regions, and those that are sufficiently seasoned as to reduce the prepayment sensitivity to interest rate movements. Also, we will continue to seek GNMA CMOs that provide structural prepayment and extension protection in our view.

We believe the downside to the huge government support in the agency mortgage market is that relative value remains sparse and reinvestment of cash flows is at much tighter spreads than one year ago. Therefore, we remain cautious and defensive with regards to reinvesting.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

*	Effective May 19, 2009, Peter Guan, Jeff Dutra and Justin McWhorter joined Denis Jamison as portfolio managers to the Fund. Effective September 30, 2009, Mr. Jamison no longer manages the Fund.
(1)	The Barclays Capital U.S. MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
(2)	For fixed income asset classes, excess return is defined as the return of an asset class over a U.S. Treasury security of comparable duration.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA and Dan Doyle, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended September 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 33.19% compared to the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(1) and the Barclays Capital® Corporate High Yield Index(2), which returned 40.17% and 40.57%, respectively, for the same period.

Portfolio Specifics: For the six-month period ended September 30, 2009, the Fund underperformed its benchmark, the Barclays Capital 2% Issuer Constrained High Yield Index.

Economic pessimism waned as positive surprises dominated economic releases. Emerging economies appear to be outpacing the developed world. Responding to the revival of many economies, investors left the “safe haven” of U.S. Treasury debt and embraced riskier assets. Domestic inflation remained muted.

Risk-based fixed income assets posted strong results as positive excess returns(3) broke many records. Investment grade corporate bonds, in general, posted 20.10% of excess return, but financials led the pack with 25.82% of return above comparable duration Treasuries. Generally, lower rated corporate bonds outperformed higher credit quality issuers, as did bonds with longer maturities. High yield, in particular, has been buoyed by about $25.5 billion of inflows into mutual funds so far in 2009, a strong new issues market and a significant decline in default expectations.

During the period the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index produced 40.17% of total returns bringing year-to-date returns to 49.52%. Returns for the six months continued to favor lower rated issues: CCC-rated bonds returned 70.28% and distressed debt topped 100.00%, while BB- rated bonds notched 27.73% Generally, lower-rated, lower priced bonds outperformed the rest of the high yield universe.

The Fund underperformed the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index during the period because of its underweights in distressed debt securities specifically, and lower rated issues generally. As the period progressed, however, we added lower-rated bonds, which provided a partial offset. The Fund’s underweights in cyclicals, including technology, consumer cyclicals and chemicals, also hurt results as these areas performed well. Our absence from subordinated bank insurance debt also hurt performance. Moreover, cash kept on hand for transactions, redemptions or the inflow of subscriptions was a drag during a period of historically high returns for high yield.

Positives from security selection included new purchases of lower priced, lower-rated names such as ServiceMaster, Blockbuster and ArvinMeritor, which we added during the period. Additionally, existing higher risk positions, such as Momentive, Bon-Ton Stores and R.H. Donnelly recovered significantly. The underperformers in the period were primarily higher quality, shorter dated positions that had insufficient upside to keep pace with the strong market — names including Constellation Brands, Inc., DaVita, Inc., EchoStar Communications Corp., Cablevision Systems Corp. and Centennial Communications Corp.

Current Strategy & Outlook: Signs of economic recovery have given investors increased confidence that the worst is past in terms of defaults and wide spreads for the high yield market. We believe that the reopening of both the credit and equity markets may keep the default rate below levels projected just a few months ago, and cash flows into the asset class are likely to continue to support prices despite robust new issuance. Accordingly, we are constructive on the asset class over the near term, though we note that many of the recent vintage leveraged buyouts still have balance sheets that are unsustainable over the longer term. On an historical return/risk basis, the higher quality end of the market is cheap relative to lower quality, but lower quality will likely continue to outperform as long as investors are convinced that economic recovery is on track.

Although the high yield market has posted a record return year-to-date, we believe the returns will remain attractive relative to other investment alternatives going forward. We continue to selectively add cyclical exposure to the portfolio. In recent months, we have added secured or senior unsecured bonds where we believe there is value through the more senior levels of the capital structure, and we expect to see additional attractive opportunities in the new issue market. We have funded these purchases by selling more defensive positions that have little upside in our view.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

(1)	The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.
(2)	The Barclays Capital Corporate High Yield Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.
(3)	For fixed income asset classes, excess return is defined as the return of an asset class over a U.S. Treasury security of comparable duration.

Top Ten Holdings*

as of September 30, 2009

(as a percent of net assets)

General Motors Acceptance Corp., 6.875%, due 09/15/11	2.4%
Charter Communications Operating, LLC, 10.375%, due 04/30/14	1.4%
Chesapeake Energy Corp., 6.625%, due 01/15/16	1.1%
Ford Motor Credit Co., LLC, 8.700%, due 10/01/14	1.1%
Nielsen Finance LLC/Nielsen Finance Co., 0.000%, due 08/01/16	1.1%
ServiceMaster Co, 10.750%, due 07/15/15	1.0%
Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	1.0%
NewPage Corp., 11.375%, due 12/31/14	1.0%
MetroPCS Wireless, Inc., 9.250%, due 11/01/14	1.0%
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	1.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of September 30, 2009

(as a percent of net assets)

Corporate Bonds/Notes	39.7%
U.S. Government Agency Obligations	32.8%
U.S. Treasury Obligations	16.4%
Collateralized Mortgage Obligations	13.1%
Asset-Backed Securities	3.6%
Foreign Government Bonds	2.8%
Preferred Stock	0.3%
Other Assets and Liabilities — Net*	(8.7)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by Christine Hurtsellers, Michael Hyman, Peter Guan and Chris Diaz, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.04% compared to the Barclays Capital U.S. Aggregate Bond Index(1), which returned 5.59%, for the same period.

Economic pessimism waned as positive surprises dominated economic releases. Emerging economies appear to be outpacing the developed world. In response, investors left the “safe haven” of U.S. Treasury debt and embraced riskier assets. Domestic inflation remained muted. Despite the sell-off in Treasuries. the Barclays Capital U.S. Aggregate Bond Index returned 5.59% for the period.

Risk-based fixed income assets posted strong, positive excess returns(2) that broke many records. Corporate bonds, in general, posted 20.10% of excess return, but financials led the pack with 25.82% of return above comparable duration Treasuries. Generally, lower rated corporate bonds outperformed higher credit quality issuers, as did bonds with longer maturities. Commercial mortgage-backed securities (“CMBS”) earned 27.00% of excess returns as asset-backed securities (“ABS”) posted 14.22% of excess return. Within ABS, home equity loans outperformed with 36.37%.

High yield bonds continued their strong performance with an excess return of 41.93%, while emerging market debt (“EMD”) came in with 26.22%. High yield has been buoyed by about $25.5 billion of inflows into mutual funds so far in 2009, a strong new-issues market and a significant decline in default expectations.

Portfolio Specifics: The Fund outperformed the benchmark due to significant sector overweights to credit and non-agency residential mortgage-backed securities (“RMBS”), while it dragged from the initial underweight in longer dated CMBS at the beginning of the period. The allocations to non-agency RMBS had a powerful positive impact on both sector allocation and security selection.

Within corporate bonds, our combined overweights to financials and overweights to lower rated bonds also proved beneficial especially in the context of security selection. Eventually, we moved allocations from money center banks, in part, to smaller banks, Real Estate Investment Trusts and insurance companies in a timely fashion as the market began to search out value in these issuers. In general we reduced exposures to “big pharma” — after some early wins — and technology before they stalled slightly in September.

We have underweighted agency debentures and agency RMBS to “fund” our overweights in the riskier sectors; indeed, this call has been intrinsically correct as we were very happy to underweight two modestly winning sectors in order to increase the overweight to an even stronger sector. The Fund benefited modestly from tactical adjustments to our yield curve posture during the period. Foreign security exposures proved beneficial as the dollar fell across most major currencies.

Current Strategy & Outlook: Although concerns about inflation may resurface, we believe that it will not be a problem for the near term. Housing prices have slowed their rate of descent and consumer confidence is turning up. Although our macro outlook is for a modest and drawn-out recovery, we are mindful of the increasing number of upside surprises in the United States and abroad. The brighter news on residential real estate prices remains key to the pace and direction of the economic recovery.

The portfolio maintains a significant overweight to investment grade credit and non-agency RMBS. Additionally, we are overweight CMBS and ABS. We are slightly underweight agency RMBS and may trim further. We will tactically trade duration with a bias to staying neutral in an environment with little interest rate volatility.

Our credit team believes that financials may be the new cyclicals and should be overweighted as the economy confirms a recovery phase. We are positive on issues that benefit from commodities including dollar-denominated issues of foreign entities. Nevertheless, we are tactically concerned about a temporary widening in credit spreads as 2009 closes and will take steps to mitigate that risk synthetically.

We are also maintaining our active risk to Brazil (currency and debt) with emphasis on the high yields available in short-dated bonds. Allocations to the currencies of India and Indonesia follow our positive theme for emerging economies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

(1)	The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(2)	For fixed income asset classes, excess return is defined as the return of an asset class over a U.S. Treasury security of comparable duration.

Top Ten Holdings*

as of September 30, 2009

(as a percent of net assets)

U.S. Treasury Note, 3.625%, due 08/15/19	5.7%
U.S. Treasury Note, 4.250%, due 05/15/39	5.2%
Federal National Mortgage Association, 6.000%, due 10/14/39	4.3%
Federal National Mortgage Association, 5.500%, due 10/15/35	4.0%
U.S. Treasury Note, 1.750%, due 08/15/12	2.0%
Federal National Mortgage Association, 6.500%, due 10/01/31	1.4%
Federal Home Loan Mortgage Corporation, 5.000%, due 11/15/34	1.3%
U.S. Treasury Note, 2.375%, due 08/31/14	1.3%
Federal Home Loan Mortgage Corporation, 5.500%, due 08/15/20	1.2%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	1.2%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING CLASSIC MONEY MARKET FUND

Investment Type Allocation

as of September 30, 2009

(as a percent of net assets)

Commercial Paper	62.1%
U.S. Government Agency Obligations	17.9%
Repurchase Agreement	12.5%
Corporate Bonds/Notes	4.3%
Certificates of Deposit	3.8%
Other Assets and Liabilities — Net	(0.6)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Classic Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The six-months ended September 30, 2009 were a period of historically low yields and returns for money market mutual funds and short-term money market securities, with numerous funds having to waive fees in order to provide a zero or slight positive return.

The Federal Open Market Committee (“FOMC”) maintained the targeted federal funds rate in a range of 0.00-0.25% and continued

the quantitative easing program in place. Economic releases during the quarter were much more upbeat and positive compared to the previous few quarters. However, rising foreclosures and unemployment remain significant headwinds to any recovery in housing and consumer spending.

Money market yields declined over the period as the various programs put into place by the Federal Reserve (the “Fed”), U.S. Department of the Treasury (“U.S. Treasury”) and other central banks across the globe helped to stabilize the markets and the global economies. The improved market conditions for short-term investors were reflected in the large drop in London Interbank Offered Rate (“LIBOR”). The three-month U.S. LIBOR declined from 1.19% at the end of March to 0.29% at the end of September.

Our focus during this period has not been on maximizing yield and returns but rather on preservation of capital, reducing risk and increasing liquidity due to extreme risks in the market. The Fund did take on interest rate risk, maintaining a longer than average weighted average maturity (“WAM”) for most of the period by buying longer term U.S. Treasury and agency securities.

Current Strategy & Outlook: It is our opinion that the economy is finding a bottom and is poised to turn positive entering the final quarter of 2009. We are not expecting a sharp recovery but see it as more of a long and slow recovery, as unemployment and housing continue to be a drag on consumer spending and confidence. We expect the FOMC will be forced to keep the federal funds rate in the 0.00-0.25% range for the foreseeable future, until economic and market conditions improve significantly. In our view, an increase in short-term rates will depend on how soon and how quickly the Fed can remove its quantitative easing.

As we become more comfortable that the economic recovery is taking hold and the risks of a relapse of the credit crisis are diminished, we are no longer relying primarily on U.S. Treasuries and agencies for the Fund’s longer-term exposures. We have started to modestly increase exposure to selective top-tier corporate and bank issuers and to extend maturities in those issuers further out the yield curve. We plan to maintain an extended WAM with the view that the Fed will not be in a position to raise short-term rates until mid-2010 at the earliest.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please see Note 16 in the “Notes to Financial Statements” section for information regarding the Fund’s participation during the reporting period in the U.S. Treasury Department’s Temporary Money Market Guarantee Program, which expired on September 19, 2009.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING INSTITUTIONAL PRIME MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Institutional Prime Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The six-months ended September 30, 2009 were a period of historically low yields and returns for money market mutual funds and short-term money market securities, with numerous funds having to waive fees in order to provide a zero or slight positive return.

The Federal Open Market Committee (“FOMC”) maintained the targeted federal funds rate in a range of 0.00-0.25% and continued the quantitative easing program in place. Economic releases during the quarter were much more upbeat and positive compared to the previous few quarters. However, rising foreclosures and unemployment remain significant headwinds to any recovery in housing and consumer spending.

Money market yields declined over the period as the various programs put into place by the Federal Reserve (the “Fed”), U.S. Department of the Treasury (“U.S. Treasury”) and other central banks across the globe helped to stabilize the markets and the global economies. The improved market conditions for short-term investors are reflected in the large drop in the London Interbank Offered Rate (“LIBOR”). The three-month U.S. LIBOR declined from 1.19% at the end of March to 0.29% at the end of September.

Our focus during this period has not been on maximizing yield and returns but rather on preservation of capital, reducing risk and increasing liquidity due to extreme risks in the market. The Fund did take on interest rate risk, maintaining a longer than average weighted average maturity (“WAM”) for most of the period by buying longer term U.S. Treasury and agency securities.

Current Strategy & Outlook: It is our opinion that the economy is finding a bottom and is poised to turn positive entering the final quarter of 2009. We are not expecting a sharp recovery but see it as more of a long and slow recovery, as unemployment and housing continue to be a drag on consumer spending and confidence. We expect the FOMC will be forced to keep the federal funds rate in the 0.00-0.25% range for the foreseeable future, until economic and market conditions improve significantly. In our view, an increase in short-term rates will depend on how soon and how quickly the Fed can remove its quantitative easing.

As we become more comfortable that the economic recovery is taking hold and the risks of a relapse of the credit crisis are diminished, we are no longer relying primarily on U.S. Treasuries and agencies for the Fund’s longer-term exposures. We have started to modestly increase exposure to selective top-tier corporate and bank issuers and to extend maturities in those issuers further out the yield curve. We plan to maintain an extended WAM with the view that the Fed will not be in a position to raise short-term rates until mid-2010 at the earliest.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please see Note 16 in the “Notes to Financial Statements” section for information regarding the Fund’s participation during the reporting period in the U.S. Treasury Department’s Temporary Money Market Guarantee Program, which expired on September 19, 2009.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2009*	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2009*
ING GNMA Income Fund
Class A	$1,000.00	$1,025.70	0.94%	$4.77	$1,000.00	$1,020.36	0.94%	$4.76
Class B	1,000.00	1,023.10	1.69	8.57	1,000.00	1,016.60	1.69	8.54
Class C	1,000.00	1,022.10	1.69	8.57	1,000.00	1,016.60	1.69	8.54
Class I	1,000.00	1,027.20	0.63	3.20	1,000.00	1,021.91	0.63	3.19
Class Q	1,000.00	1,027.10	0.88	4.47	1,000.00	1,020.66	0.88	4.46
Class W	1,000.00	1,027.20	0.63	3.20	1,000.00	1,021.91	0.63	3.19
ING High Yield Bond Fund
Class A	$1,000.00	$1,331.90	1.10%	$6.43	$1,000.00	$1,019.55	1.10%	$5.57
Class B	1,000.00	1,325.00	1.85	10.78	1,000.00	1,015.79	1.85	9.35
Class C	1,000.00	1,327.10	1.85	10.79	1,000.00	1,015.79	1.85	9.35
Class I	1,000.00	1,335.50	0.77	4.51	1,000.00	1,021.21	0.77	3.90

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return					Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio		Expenses Paid During the Period Ended September 30, 2009*	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio		Expenses Paid During the Period Ended September 30, 2009*
ING Intermediate Bond Fund
Class A	$1,000.00	$1,130.40	0.68%		$3.63	$1,000.00	$1,021.66	0.68%		$3.45
Class B	1,000.00	1,126.30	1.43		7.62	1,000.00	1,017.90	1.43		7.23
Class C	1,000.00	1,126.30	1.43		7.62	1,000.00	1,017.90	1.43		7.23
Class I	1,000.00	1,132.20	0.36		1.92	1,000.00	1,023.26	0.36		1.83
Class O	1,000.00	1,130.20	0.68		3.63	1,000.00	1,021.66	0.68		3.45
Class R	1,000.00	1,130.00	0.93		4.97	1,000.00	1,020.41	0.93		4.71
Class W	1,000.00	1,132.10	0.36		1.92	1,000.00	1,023.26	0.36		1.83
ING Classic Money Market Fund
Class A	$1,000.00	$1,001.50	0.59	%••	$2.95	$1,000.00	$1,022.11	0.59	%••	$2.96
Class B	1,000.00	1,001.50	0.59	••	2.95	1,000.00	1,022.11	0.59	••	2.96
Class C	1,000.00	1,001.50	0.59	••	2.95	1,000.00	1,022.11	0.59	••	2.96
ING Institutional Prime Money Market Fund
Class I	$1,000.00	$1,002.60	0.22%		$1.10	$1,000.00	$1,023.97	0.22%		$1.12
Class IS	1,000.00	1,003.90	0.25		1.26	1,000.00	1,023.82	0.25		1.27

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.
••	Expense ratios reflect waivers of 0.18%, 0.81% and 0.81% of distribution and shareholder servicing fees for Classes A, B and C, respectively, in order to maintain a yield of not less than zero.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2009 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$773,741,474	$98,649,046	$985,308,141
Short-term investments**	—	—	4,989,886
Short-term investments in affiliates***	—	2,002,000	12,331,000
Cash	20,927,867	606	5,250
Cash collateral for futures	—	—	12,383,065
Foreign currencies at value****	—	—	119,351
Receivables:
Investment securities sold	248	243,298	54,150,421
Investments securities sold on a delayed-delivery or when-issued basis	—	—	50,589,917
Fund shares sold	2,527,171	360,536	970,060
Dividends and interest	3,278,926	2,394,129	9,282,479
Variation margin	—	—	170,250
Receivable for collateral held at broker (Note 2)	—	—	330,000
Unrealized appreciation on forward foreign currency contracts	—	—	31,832
Upfront payments made on swap agreements	—	—	2,617,753
Unrealized appreciation on swap agreements	—	—	1,246,668
Prepaid expenses	57,572	41,067	51,234
Reimbursement due from manager	—	19,938	—

Total assets	800,533,258	103,710,620	1,134,577,307

LIABILITIES:
Payable for investment securities purchased	4,592,360	1,993,116	28,296,281
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	183,932,506
Payable for variation margin	—	—	80,647
Payable for fund shares redeemed	1,168,792	212,994	4,183,008
Payable upon receipt of securities loaned	—	—	5,655,857
Payable for terminated investment contracts (Note 11)	—	461,580	1,368,703
Upfront payments received on swap agreements	—	—	1,369,759
Unrealized depreciation on swap agreements	—	—	1,993,743
Income distribution payable	—	283,134	679,013
Payable to affiliates	599,438	83,801	362,792
Payable for trustee fees	14,039	6,562	14,515
Other accrued expenses and liabilities	214,757	114,206	470,903

Total liabilities	6,589,386	3,155,393	228,407,727

NET ASSETS	$793,943,872	$100,555,227	$906,169,580

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$776,453,172	$297,741,775	$1,079,989,191
Undistributed net investment income (distributions in excess of net investment income)	1,482,889	(212,027)	33,659,010
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(12,841,285)	(198,647,004)	(218,498,305)
Net unrealized appreciation on investments, foreign currency related transactions, futures, and swaps	28,849,096	1,672,483	11,019,684

NET ASSETS	$793,943,872	$100,555,227	$906,169,580

+ Including securities loaned at value	$—	$—	$5,542,113
* Cost of investments in securities	$744,892,378	$96,976,563	$971,381,898
** Cost of short-term investments	$—	$—	$5,655,857
*** Cost of short-term investments in affiliates	$—	$2,002,000	$12,331,000
****Cost of foreign currencies	$—	$—	$124,821

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A:
Net assets	$614,081,767	$76,966,910	$418,820,944
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	70,141,827	10,994,657	45,653,718
Net asset value and redemption price per share	$8.75	$7.00	$9.17
Maximum offering price per share (2.50%)(1)	$8.97	$7.18	$9.41
Class B:
Net assets	$32,325,058	$13,167,332	$22,759,189
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,713,320	1,882,821	2,485,713
Net asset value and redemption price per share(2)	$8.71	$6.99	$9.16
Maximum offering price per share	$8.71	$6.99	$9.16
Class C:
Net assets	$98,085,697	$10,418,240	$49,638,372
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	11,257,207	1,488,644	5,418,294
Net asset value and redemption price per share(2)	$8.71	$7.00	$9.16
Maximum offering price per share	$8.71	$7.00	$9.16
Class I:
Net assets	$42,443,997	$2,745	$354,674,455
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,842,583	393	38,660,697
Net asset value and redemption price per share	$8.76	$6.99	$9.17
Maximum offering price per share	$8.76	$6.99	$9.17
Class O:
Net assets	n/a	n/a	$42,155,601
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	4,593,640
Net asset value and redemption price per share	n/a	n/a	$9.18
Maximum offering price per share	n/a	n/a	$9.18
Class Q:
Net assets	$74,798	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	8,521	n/a	n/a
Net asset value and redemption price per share	$8.78	n/a	n/a
Maximum offering price per share	$8.78	n/a	n/a
Class R:
Net assets	n/a	n/a	$15,971,929
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	1,738,758
Net asset value and redemption price per share	n/a	n/a	$9.19
Maximum offering price per share	n/a	n/a	$9.19
Class W:
Net assets	$6,932,555	n/a	$2,149,090
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	790,378	n/a	234,480
Net asset value and redemption price per share	$8.77	n/a	$9.17
Maximum offering price per share	$8.77	n/a	$9.17

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2009 (UNAUDITED)

	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
ASSETS:
Short-term investments at amortized cost	$884,777,157	$1,124,911,589
Repurchase agreements	125,893,000	422,431,000
Cash	9,999,965	182
Receivables:
Fund shares sold	1,372,479	86,387,122
Dividends and interest	484,715	472,102
Prepaid expenses	149,135	44,397

Total assets	1,022,676,451	1,634,246,392

LIABILITIES:
Payable for investment securities purchased	16,999,306	10,249,715
Payable for fund shares redeemed	94,041	37,850,567
Income distribution payable	—	215,918
Payable to affiliates	243,607	99,606
Payable for trustee fees	24,038	6,787
Other accrued expenses and liabilities	265,234	246,743

Total liabilities	17,626,226	48,669,336

NET ASSETS	$1,005,050,225	$1,585,577,056

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,005,010,399	$1,585,386,023
Distributions in excess of net investment income	(3,182)	(21,216)
Accumulated net realized gain on investments	43,008	212,249

NET ASSETS	$1,005,050,225	$1,585,577,056

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
Class A:
Net assets	$985,128,460	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	985,067,853	n/a
Net asset value and redemption price per share	$1.00	n/a
Maximum offering price per share	$1.00
Class B:
Net assets	$11,702,201	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	11,720,681	n/a
Net asset value and redemption price per share(1)	$1.00	n/a
Maximum offering price per share	$1.00	n/a
Class C:
Net assets	$8,219,564	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	8,222,514	n/a
Net asset value and redemption price per share(1)	$1.00	n/a
Maximum offering price per share	$1.00	n/a
Class I:
Net assets	n/a	$1,585,576,056
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	1,585,414,058
Net asset value and redemption price per share	n/a	$1.00
Maximum offering price per share	n/a	$1.00
Class IS:
Net assets	n/a	$1,000
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	1,000
Net asset value and redemption price per share	n/a	$1.00
Maximum offering price per share	n/a	$1.00

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends(1)	$—	$3,263	$85,123
Interest	18,823,263	5,015,263	24,423,115
Securities lending income, net	—	—	192,108

Total investment income	18,823,263	5,018,526	24,700,346

EXPENSES:
Investment management fees	1,838,465	238,307	788,872
Distribution and service fees:
Class A	765,964	89,067	547,227
Class B	177,373	65,355	115,644
Class C	431,313	45,632	257,941
Class O	—	—	50,307
Class Q	86	—	—
Class R	—	—	40,750
Transfer agent fees:
Class A	203,081	56,386	274,729
Class B	11,763	10,334	14,449
Class C	28,565	7,243	32,337
Class I	2,509	—	95,711
Class O	—	—	24,988
Class Q	3	—	5
Class R	—	—	10,122
Class W	408	—	600
Administrative service fees	391,159	46,727	464,041
Shareholder reporting expense	47,785	26,927	97,545
Registration fees	57,568	49,791	58,647
Professional fees	28,030	22,029	40,459
Custody and accounting expense	42,505	15,018	77,850
Trustee fees	9,236	2,535	17,175
Miscellaneous expense	11,646	6,973	25,528
Interest expense	—	168	1,431

Total expenses	4,047,459	682,492	3,036,358
Net waived and reimbursed fees	—	(84,726)	(146,206)

Net expenses	4,047,459	597,766	2,890,152

Net investment income	14,775,804	4,420,760	21,810,194

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	1,933,698	(4,191,102)	(45,361,087)
Foreign currency related transactions	—	—	1,242,025
Futures	—	—	3,052,084
Swaps	—	(68,304)	80,208
Written Options	—	—	(44,800)

Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	1,933,698	(4,259,406)	(41,031,570)

Net change in unrealized appreciation or depreciation on:
Investments	2,861,574	25,659,959	130,817,752
Foreign currency related transactions	—	—	1,264,968
Futures	—	—	488,367
Swaps	—	287,074	237,125

Net change in unrealized appreciation on investments, foreign currency related transactions, futures, and swaps	2,861,574	25,947,033	132,808,212

Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	4,795,272	21,687,627	91,776,642

Increase in net assets resulting from operations	$19,571,076	$26,108,387	$113,586,836

(1) Dividends from affiliates	$—	$3,203	$53,107

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)

	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
INVESTMENT INCOME:
Interest	$3,441,726	$2,898,361

Total investment income	3,441,726	2,898,361

EXPENSES:
Investment management fees	1,458,776	522,239
Distribution and service fees:
Class A	4,290,412	—
Class B	69,375	—
Class C	45,200	—
Transfer agent fees:
Class A	64,019
Class B	753	—
Class C	495	—
Class I	—	201,231
Shareholder reporting expense	156,762	40,973
Registration fees	230,838	32,588
Professional fees	67,891	97,094
Custody and accounting expense	75,994	94,666
Trustee fees	24,450	21,555
Guarantee fees (Note 16)	253,789	363,496
Miscellaneous expense	33,604	48,573

Total expenses	6,772,358	1,422,417
Net waived and reimbursed fees	(3,327,706)	—

Net expenses	3,444,652	1,422,417

Net investment income (loss)	(2,926)	1,475,944

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	295,224	188,562

Increase in net assets resulting from operations	$292,298	$1,664,506

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GNMA Income Fund		ING High Yield Bond Fund
	Six Months Ended September 30, 2009	Year Ended March 31, 2009	Six Months Ended September 30, 2009	Year Ended March 31, 2009
FROM OPERATIONS:
Net investment income	$14,775,804	$26,880,070	$4,420,760	$8,791,288
Net realized gain (loss) on investments and swaps	1,933,698	395,796	(4,259,406)	(19,275,591)
Net change in unrealized appreciation or depreciation on investments and swaps	2,861,574	14,446,282	25,947,033	(14,806,857)

Increase (decrease) in net assets resulting from operations	19,571,076	41,722,148	26,108,387	(25,291,160)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(12,641,780)	(22,932,802)	(3,565,027)	(5,651,666)
Class B	(613,211)	(1,526,184)	(605,596)	(1,292,734)
Class C	(1,446,463)	(1,624,129)	(420,644)	(647,080)
Class I	(900,585)	(1,151,718)	(133)	(12,515)
Class Q	(1,387)	(1,935)	—	—
Class W	(145,020)	(55,336)	—	—
Return of capital:
Class A	—	—	—	(1,363,089)
Class B	—	—	—	(346,757)
Class C	—	—	—	(174,874)
Class I	—	—	—	(2,081)

Total distributions	(15,748,446)	(27,292,104)	(4,591,400)	(9,490,796)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	144,073,015	295,311,177	15,859,346	34,528,518
Reinvestment of distributions	13,036,302	22,747,989	2,589,745	4,988,124

	157,109,317	318,059,166	18,449,091	39,516,642
Cost of shares redeemed	(128,905,334)	(189,713,958)	(18,110,315)	(44,343,192)

Net increase (decrease) in net assets resulting from capital share transactions	28,203,983	128,345,208	338,776	(4,826,550)

Net increase (decrease) in net assets	32,026,613	142,775,252	21,855,763	(39,608,506)

NET ASSETS:
Beginning of period	761,917,259	619,142,007	78,699,464	118,307,970

End of period	$793,943,872	$761,917,259	$100,555,227	$78,699,464

Undistributed net investment income (distributions in excess of net investment income) at end of period	$1,482,889	$2,455,531	$(212,027)	$(41,387)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Intermediate Bond Fund		ING Classic Money Market Fund
	Six Months Ended September 30, 2009	Year Ended March 31, 2009	Six Months Ended September 30, 2009	Year Ended March 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$21,810,194	$59,477,948	$(2,926)	$20,023,863
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(41,031,570)	(139,525,797)	295,224	1,949,010
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	132,808,212	(70,451,358)	—	—

Increase (decrease) in net assets resulting from operations	113,586,836	(150,499,207)	292,298	21,972,873

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(10,593,030)	(31,202,947)	—	(19,850,192)
Class B	(474,894)	(1,292,434)	—	(160,872)
Class C	(1,057,156)	(2,767,063)	—	(119,890)
Class I	(9,236,517)	(20,895,106)	—	—
Class O	(982,129)	(2,322,681)	—	—
Class R	(371,354)	(852,329)	—	—
Class W	(58,463)	(296,146)	—	—
Net realized gains:
Class A	—	(13,734,278)	(1,986,984)	—
Class B	—	(680,458)	(23,948)	—
Class C	—	(1,469,140)	(15,876)	—
Class I	—	(9,646,219)	—	—
Class O	—	(1,051,523)	—	—
Class R	—	(462,042)	—	—
Class W	—	(165,327)	—	—

Total distributions	(22,773,543)	(86,837,693)	(2,026,808)	(20,130,954)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	70,818,347	417,193,674	75,428,897	651,983,951
Reinvestment of distributions	18,230,692	67,885,769	2,020,532	19,963,168

	89,049,039	485,079,443	77,449,429	671,947,119
Cost of shares redeemed	(243,801,920)	(626,057,809)	(421,265,465)	(856,507,525)

Net decrease in net assets resulting from capital share transactions	(154,752,881)	(140,978,366)	(343,816,036)	(184,560,406)

Net decrease in net assets	(63,939,588)	(378,315,266)	(345,550,546)	(182,718,487)

NET ASSETS:
Beginning of period	970,109,168	1,348,424,434	1,350,600,771	1,533,319,258

End of period	$906,169,580	$970,109,168	$1,005,050,225	$1,350,600,771

Undistributed net investment income (distributions in excess of net investment income) at end of period	$33,659,010	$34,622,359	$(3,182)	$(308)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Institutional Prime Money Market Fund
	Six Months Ended September 30, 2009	Year Ended March 31, 2009
FROM OPERATIONS:
Net investment income	$1,475,944	$19,341,678
Net realized gain on investments	188,562	2,061,974

Increase in net assets resulting from operations	1,664,506	21,403,652

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,475,941)	(19,340,775)
Class IS	(2)	(21)
Net realized gains:
Class I	(1,814,403)	—
Class IS	(2)	—

Total distributions	(3,290,348)	(19,340,796)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,583,694,052	15,924,743,767
Reinvestment of distributions	85,957	1,265,544

	7,583,780,009	15,926,009,311
Cost of shares redeemed	(7,202,481,471)	(15,522,218,060)

Net increase in net assets resulting from capital share transactions	381,298,538	403,791,251

Net increase in net assets	379,672,696	405,854,107

NET ASSETS:
Beginning of period	1,205,904,360	800,050,253

End of period	$1,585,577,056	$1,205,904,360

Distributions in excess of net investment income at end of period	$(21,216)	$(21,217)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING GNMA Income Fund
Class A
09-30-09	8.71	0.17	0.05	0.22	0.18	—	—	0.18	8.75	2.57	0.94	0.94	0.94	3.88	614,082	37
03-31-09	8.54	0.37	0.18	0.55	0.38	—	—	0.38	8.71	6.62	0.96	0.96	0.96	4.33	606,856	39
03-31-08	8.35	0.37	0.20	0.57	0.38	—	—	0.38	8.54	7.00	0.96	0.96	0.96	4.45	515,916	32
03-31-07	8.30	0.37	0.09	0.46	0.41	—	—	0.41	8.35	5.72	0.95	0.94	0.94	4.49	515,469	99
03-31-06	8.52	0.40	(0.19)	0.21	0.43	—	—	0.43	8.30	2.50	0.99	0.98	0.98	4.70	504,734	39
03-31-05	8.91	0.37	(0.31)	0.06	0.45	—	—	0.45	8.52	0.74	0.98	0.98	0.98	4.27	521,688	40
Class B
09-30-09	8.66	0.14	0.06	0.20	0.15	—	—	0.15	8.71	2.31	1.69	1.69	1.69	3.13	32,325	37
03-31-09	8.49	0.30	0.18	0.48	0.31	—	—	0.31	8.66	5.86	1.71	1.71	1.71	3.57	38,718	39
03-31-08	8.30	0.31	0.19	0.50	0.31	—	—	0.31	8.49	6.24	1.71	1.71	1.71	3.70	45,963	32
03-31-07	8.26	0.30	0.09	0.39	0.35	—	—	0.35	8.30	4.84	1.70	1.69	1.69	3.73	58,568	99
03-31-06	8.48	0.33	(0.18)	0.15	0.37	—	—	0.37	8.26	1.75	1.74	1.73	1.73	3.95	78,823	39
03-31-05	8.87	0.29	(0.29)	—	0.39	—	—	0.39	8.48	(0.02)	1.73	1.73	1.73	3.52	99,130	40
Class C
09-30-09	8.67	0.13	0.06	0.19	0.15	—	—	0.15	8.71	2.21	1.69	1.69	1.69	3.12	98,086	37
03-31-09	8.50	0.30	0.18	0.48	0.31	—	—	0.31	8.67	5.88	1.71	1.71	1.71	3.59	73,209	39
03-31-08	8.31	0.31	0.20	0.51	0.32	—	—	0.32	8.50	6.23	1.71	1.71	1.71	3.70	36,218	32
03-31-07	8.27	0.31	0.08	0.39	0.35	—	—	0.35	8.31	4.85	1.70	1.69	1.69	3.73	37,280	99
03-31-06	8.49	0.33	(0.18)	0.15	0.37	—	—	0.37	8.27	1.74	1.74	1.73	1.73	3.95	34,997	39
03-31-05	8.88	0.29	(0.29)	—	0.39	—	—	0.39	8.49	(0.03)	1.73	1.73	1.73	3.51	43,094	40
Class I
09-30-09	8.72	0.18	0.05	0.23	0.19	—	—	0.19	8.76	2.72	0.63	0.63	0.63	4.18	42,444	37
03-31-09	8.55	0.39	0.18	0.57	0.40	—	—	0.40	8.72	6.95	0.65	0.65	0.65	4.64	38,908	39
03-31-08	8.35	0.40	0.20	0.60	0.40	—	—	0.40	8.55	7.42	0.67	0.67	0.67	4.74	21,002	32
03-31-07	8.31	0.40	0.08	0.48	0.44	—	—	0.44	8.35	5.92	0.65	0.65	0.65	4.77	14,181	99
03-31-06	8.53	0.45	(0.21)	0.24	0.46	—	—	0.46	8.31	2.82	0.67	0.67	0.67	4.96	18,287	39
03-31-05	8.92	0.41	(0.32)	0.09	0.48	—	—	0.48	8.53	1.05	0.68	0.68	0.68	4.59	10,539	40
Class Q
09-30-09	8.73	0.17	0.06	0.23	0.18	—	—	0.18	8.78	2.71	0.88	0.88	0.88	3.93	75	37
03-31-09	8.56	0.37	0.18	0.55	0.38	—	—	0.38	8.73	6.67	0.90	0.90	0.90	4.39	45	39
03-31-08	8.37	0.38	0.19	0.57	0.38	—	—	0.38	8.56	7.06	0.92	0.92	0.92	4.49	43	32
03-31-07	8.32	0.36	0.11	0.47	0.42	—	—	0.42	8.37	5.76	0.90	0.90	0.90	4.53	53	99
03-31-06	8.53	0.40	(0.18)	0.22	0.43	—	—	0.43	8.32	2.65	0.92	0.92	0.92	4.77	82	39
03-31-05	8.92	0.39	(0.33)	0.06	0.45	—	—	0.45	8.53	0.76	0.93	0.93	0.93	4.32	103	40

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING GNMA Income Fund (Continued)
Class W
09-30-09	8.73	0.18		0.05	0.23	0.19	—	—	0.19	8.77	2.72		0.63	0.63		0.63		4.33		6,933	37
03-31-09	8.55	0.39		0.19	0.58	0.40	—	—	0.40	8.73	7.03		0.65	0.65		0.65		4.70		4,180	39
12-17-07(4) - 03-31-08	8.39	0.11		0.15	0.26	0.10	—	—	0.10	8.55	3.16		0.64	0.64		0.64		4.86		1	32
ING High Yield Bond Fund
Class A
09-30-09	5.52	0.31		1.49	1.80	0.32	—	—	0.32	7.00	33.19		1.28	1.10	†	1.10	†	9.64	†	76,967	51
03-31-09	7.89	0.62		(2.32)	(1.70)	0.54	—	0.13	0.67	5.52	(22.36	)(a)	1.25	1.10	†	1.10	†	9.30	†	59,307	75
03-31-08	8.99	0.67		(1.10)	(0.43)	0.67	—	—	0.67	7.89	(5.10)		1.16	1.11	†	1.11	†	7.86	†	83,327	66
03-31-07	8.71	0.61		0.27	0.88	0.60	—	—	0.60	8.99	10.54		1.11	1.10		1.10		6.98		104,328	122
03-31-06	8.75	0.55		(0.04)	0.51	0.55	—	—	0.55	8.71	6.01		1.31	1.18		1.18		6.27		99,178	111
03-31-05	8.88	0.54		(0.13)	0.41	0.54	—	—	0.54	8.75	4.73		1.33	1.22		1.22		6.12		110,683	119
Class B
09-30-09	5.52	0.28		1.49	1.77	0.30	—	—	0.30	6.99	32.50		2.03	1.85	†	1.85	†	8.91	†	13,167	51
03-31-09	7.88	0.58		(2.32)	(1.74)	0.49	—	0.13	0.62	5.52	(22.86	)(a)	2.00	1.85	†	1.85	†	8.38	†	12,289	75
03-31-08	8.98	0.61		(1.11)	(0.50)	0.60	—	—	0.60	7.88	(5.82)		1.91	1.86	†	1.86	†	7.08	†	24,994	66
03-31-07	8.70	0.53		0.29	0.82	0.54	—	—	0.54	8.98	9.72		1.86	1.85		1.85		6.18		43,427	122
03-31-06	8.74	0.47		(0.03)	0.44	0.48	—	—	0.48	8.70	5.22		1.98	1.94		1.94		5.50		75,940	111
03-31-05	8.88	0.48		(0.15)	0.33	0.47	—	—	0.47	8.74	3.83		1.98	1.97		1.97		5.39		125,603	119
Class C
09-30-09	5.52	0.29		1.49	1.78	0.30	—	—	0.30	7.00	32.71		2.03	1.85	†	1.85	†	8.85	†	10,418	51
03-31-09	7.89	0.58		(2.33)	(1.75)	0.49	—	0.13	0.62	5.52	(22.95	)(a)	2.00	1.85	†	1.85	†	8.57	†	7,101	75
03-31-08	8.99	0.61		(1.11)	(0.50)	0.60	—	—	0.60	7.89	(5.81)		1.91	1.86	†	1.86	†	7.09	†	9,987	66
03-31-07	8.71	0.54		0.28	0.82	0.54	—	—	0.54	8.99	9.70		1.86	1.85		1.85		6.21		15,487	122
03-31-06	8.75	0.48		(0.03)	0.45	0.49	—	—	0.49	8.71	5.22		1.98	1.94		1.94		5.51		17,555	111
03-31-05	8.88	0.48		(0.13)	0.35	0.48	—	—	0.48	8.75	3.96		1.98	1.97		1.97		5.37		26,330	119
Class I
09-30-09	5.51	0.32		1.50	1.82	0.34	—	—	0.34	6.99	33.55		0.95	0.77	†	0.77	†	9.99	†	3	51
07-31-08(4) - 03-31-09	7.64	0.37	•	(1.92)	(1.55)	0.49	—	0.09	0.58	5.51	(20.35	)(a)	0.95	0.80	†	0.80	†	9.61	†	2	75

ING Intermediate Bond Fund
Class A
09-30-09	8.31	0.28		0.79	1.07	0.21	—	—	0.21	9.17	13.04		0.71	0.68	†	0.68	†	4.64	†	418,821	328
03-31-09	10.13	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	8.31	(11.65)		0.72	0.70	†	0.70	†	4.84	†	471,185	674
03-31-08	10.23	0.51		(0.15)	0.36	0.46	—	—	0.46	10.13	3.61		0.73	0.69	†	0.69	†	4.98	†	799,369	435
03-31-07	10.13	0.50		0.10	0.60	0.50	—	—	0.50	10.23	6.03		0.73	0.69	†	0.69	†	4.89	†	698,537	367
03-31-06	10.32	0.41		(0.14)	0.27	0.42	0.04	—	0.46	10.13	2.53		1.02	0.93		0.93		3.92		572,196	469
03-31-05	10.67	0.32		(0.17)	0.15	0.33	0.17	—	0.50	10.32	1.52		1.14	1.00		1.00		3.08		459,850	417

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Intermediate Bond Fund (Continued)
Class B
09-30-09	8.30	0.21		0.83	1.04	0.18	—	—	0.18	9.16	12.63	1.46	1.43	†	1.43	†	3.89	†	22,759	328
03-31-09	10.11	0.38		(1.59)	(1.21)	0.38	0.22	—	0.60	8.30	(12.26)	1.47	1.45	†	1.45	†	4.08	†	23,721	674
03-31-08	10.21	0.43		(0.14)	0.29	0.39	—	—	0.39	10.11	2.84	1.48	1.44	†	1.44	†	4.26	†	41,078	435
03-31-07	10.11	0.42		0.10	0.52	0.42	—	—	0.42	10.21	5.23	1.48	1.44	†	1.44	†	4.13	†	50,086	367
03-31-06	10.30	0.32		(0.13)	0.19	0.34	0.04	—	0.38	10.11	1.76	1.70	1.69		1.69		3.14		60,526	469
03-31-05	10.65	0.24		(0.17)	0.07	0.25	0.17	—	0.42	10.30	0.75	1.79	1.75		1.75		2.31		64,779	417
Class C
09-30-09	8.30	0.23		0.81	1.04	0.18	—	—	0.18	9.16	12.63	1.46	1.43	†	1.43	†	3.89	†	49,638	328
03-31-09	10.12	0.38		(1.60)	(1.22)	0.38	0.22	—	0.60	8.30	(12.35)	1.47	1.45	†	1.45	†	4.08	†	53,534	674
03-31-08	10.22	0.43		(0.14)	0.29	0.39	—	—	0.39	10.12	2.85	1.48	1.44	†	1.44	†	4.24	†	83,232	435
03-31-07	10.12	0.42		0.10	0.52	0.42	—	—	0.42	10.22	5.24	1.48	1.44	†	1.44	†	4.13	†	81,556	367
03-31-06	10.31	0.33		(0.14)	0.19	0.34	0.04	—	0.38	10.12	1.77	1.70	1.69		1.69		3.15		73,281	469
03-31-05	10.65	0.24		(0.16)	0.08	0.25	0.17	—	0.42	10.31	0.86	1.79	1.75		1.75		2.31		71,648	417
Class I
09-30-09	8.31	0.25		0.84	1.09	0.23	—	—	0.23	9.17	13.22	0.39	0.36	†	0.36	†	4.96	†	354,674	328
03-31-09	10.14	0.48		(1.61)	(1.13)	0.48	0.22	—	0.70	8.31	(11.42)	0.39	0.37	†	0.37	†	5.17	†	362,162	674
03-31-08	10.23	0.54		(0.13)	0.41	0.50	—	—	0.50	10.14	4.05	0.39	0.35	†	0.38	†	5.31	†	351,575	435
03-31-07	10.14	0.53		0.09	0.62	0.53	—	—	0.53	10.23	6.26	0.40	0.36	†	0.36	†	5.22	†	266,596	367
03-31-06	10.32	0.44		(0.13)	0.31	0.45	0.04	—	0.49	10.14	2.94	0.61	0.60		0.60		4.40		179,582	469
03-31-05	10.67	0.36	•	(0.17)	0.19	0.37	0.17	—	0.54	10.32	1.85	0.72	0.68		0.68		3.43		43,808	417
Class O
09-30-09	8.32	0.21		0.86	1.07	0.21	—	—	0.21	9.18	13.02	0.71	0.68	†	0.68	†	4.65	†	42,156	328
03-31-09	10.14	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	8.32	(11.62)	0.72	0.70	†	0.70	†	4.84	†	39,188	674
03-31-08	10.24	0.51		(0.15)	0.36	0.46	—	—	0.46	10.14	3.61	0.73	0.69	†	0.69	†	4.99	†	55,956	435
03-31-07	10.14	0.50		0.09	0.59	0.49	—	—	0.49	10.24	6.02	0.73	0.69	†	0.69	†	4.88	†	53,096	367
03-31-06	10.32	0.40		(0.13)	0.27	0.41	0.04	—	0.45	10.14	2.58	0.95	0.94		0.94		3.91		43,171	469
08-13-04(4) - 03-31-05	10.41	0.21		(0.04)	0.17	0.22	0.04	—	0.26	10.32	1.61	1.00	0.96		0.96		3.19		33,997	417
Class R
09-30-09	8.32	0.27		0.80	1.07	0.20	—	—	0.20	9.19	13.00	0.96	0.93	†	0.93	†	4.39	†	15,972	328
03-31-09	10.15	0.43		(1.61)	(1.18)	0.43	0.22	—	0.65	8.32	(11.93)	0.97	0.95	†	0.95	†	4.59	†	18,240	674
03-31-08	10.25	0.48		(0.14)	0.34	0.44	—	—	0.44	10.15	3.36	0.98	0.94	†	0.94	†	4.65	†	16,773	435
03-31-07	10.15	0.47		0.10	0.57	0.47	—	—	0.47	10.25	5.75	0.98	0.94	†	0.94	†	4.63	†	5,572	367
03-31-06	10.34	0.38		(0.14)	0.24	0.39	0.04	—	0.43	10.15	2.26	1.17	1.16		1.16		3.79		799	469
03-31-05	10.67	0.33		(0.16)	0.17	0.33	0.17	—	0.50	10.34	1.64	1.21	1.17		1.17		2.96		313	417
03-16-04(4) - 03-31-04	10.71	0.01		(0.05)	(0.04)	—	—	—	—	10.67	(0.37)	1.25	1.25		1.25		3.20		1	475

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)		($)		($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Intermediate Bond Fund (Continued)
Class W
09-30-09	8.31	0.23		0.86	1.09		0.23		—		—	0.23		9.17	13.21	0.39	0.36	†	0.36	†	4.98	†	2,149	328
03-31-09	10.12	0.45		(1.53)	(1.08)		0.51		0.22		—	0.73		8.31	(11.03)	0.39	0.37	†	0.37	†	5.09	†	2,079	674
12-17-07(4) - 03-31-08	10.21	0.15	•	(0.05)	0.10		0.19		—		—	0.19		10.12	0.98	0.48	0.44	†	0.44	†	5.24	†	443	435
ING Classic Money Market Fund
Class A
09-30-09	1.00	(0.00	)*	—	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.15	1.15	0.59	••	0.59		0.00		985,128	—
03-31-09	1.00	0.01		—	0.01		0.01		—		—	0.01		1.00	1.43	1.13	0.79		0.79		1.42		1,323,512	—
03-31-08	1.00	0.04		—	0.04		0.04		—		—	0.04		1.00	4.39	1.11	0.77		0.77		4.22		1,498,016	—
03-31-07	1.00	0.05		—	0.05		0.05		—		—	0.05		1.00	4.63	1.11	0.77		0.77		4.55		921,623	—
03-31-06	1.00	0.03		—	0.03		0.03		—		—	0.03		1.00	3.07	1.10	0.77		0.77		3.07		656,731	—
03-31-05	1.00	0.01		—	0.01		0.01		—		—	0.01		1.00	1.02	1.08	0.77		0.77		1.06		550,091	—
Class B
09-30-09	1.00	(0.00	)*	—	0.00	*	—		0.00	*	—	0.00	*	1.00	0.15	1.40	0.59	••	0.59		0.00		11,702	—
03-31-09	1.00	0.01		—	0.01		0.01		—		—	0.01		1.00	0.92	1.38	1.29		1.29		0.94		16,160	—
03-31-08	1.00	0.04		—	0.04		0.04		—		—	0.04		1.00	3.77	1.36	1.36		1.36		3.74		19,793	—
03-31-07	1.00	0.04		—	0.04		0.04		—		—	0.04		1.00	4.00	1.36	1.36		1.36		3.95		23,333	—
03-31-06	1.00	0.02		—	0.02		0.02		—		—	0.02		1.00	2.46	1.34	1.34		1.34		2.43		23,995	—
03-31-05	1.00	0.01		—	0.01		0.01		—		—	0.01		1.00	0.57	1.33	1.33		1.33		0.94		26,941	—
Class C
09-30-09	1.00	(0.00	)*	—	0.00	*	—		0.00	*	—	0.00	*	1.00	0.15	1.40	0.59	••	0.59		0.00		8,220	—
03-31-09	1.00	0.01		—	0.01		0.01		—		—	0.01		1.00	0.92	1.38	1.29		1.29		0.95		10,929	—
03-31-08	1.00	0.04		—	0.04		0.04		—		—	0.04		1.00	3.76	1.36	1.36		1.36		3.59		15,511	—
03-31-07	1.00	0.04		—	0.04		0.04		—		—	0.04		1.00	3.99	1.36	1.36		1.36		3.96		4,345	—
03-31-06	1.00	0.02		—	0.02		0.02		—		—	0.02		1.00	2.46	1.34	1.34		1.34		2.47		4,868	—
03-31-05	1.00	0.01		—	0.01		0.01		—		—	0.01		1.00	0.58	1.33	1.33		1.33		0.78		3,932	—
ING Institutional Prime Money Market Fund
Class I
09-30-09	1.00	0.00	*	—	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.26	0.22	0.22		0.22		0.23		1,585,576	—
03-31-09	1.00	0.02		—	0.02		0.02		—		—	0.02		1.00	1.89	0.20	0.20		0.20		1.74		1,205,903	—
03-31-08	1.00	0.05		—	0.05		0.05		0.00	*	—	0.05		1.00	5.00	0.12	0.12		0.12		4.95		800,049	—
03-31-07	1.00	0.05		—	0.05		0.05		—		—	0.05		1.00	5.25	0.16	0.16		0.16		5.17		724,330	—
07-29-05(4) - 03-31-06	1.00	0.03		—	0.03		0.03		—		—	0.03		1.00	2.70	0.19	0.17		0.17		4.14		179,659	—
Class IS
09-30-09	1.00	0.00	*	—	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.39	0.25	0.25		0.25		0.20		1	—
03-31-09	1.00	0.02		—	0.02		0.02		—		—	0.02		1.00	2.05	0.23	0.23		0.23		1.77		1	—
12-05-07(4) - 03-31-08	1.00	0.01		—	0.01		0.01		—		—	0.01		1.00	1.35	0.22	0.20		0.20		4.19		1	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Amount is less than $0.005 or more than ($0.005).
•	Calculated using average number of shares outstanding throughout the period.
••	Expense ratios reflect waivers of 0.18%, 0.81% and 0.81% of distribution and shareholder servicing fees for Classes A, B and C, respectively, in order to maintain a yield of not less than zero.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of five separately managed series: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”), ING Intermediate Bond Fund (“Intermediate Bond”), ING Classic Money Market Fund (“Classic Money Market”) and ING Institutional Prime Money Market Fund (“Institutional Money Market”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund, except Institutional Money Market, offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, Class R and Class W. Institutional Money Market offers Class I and Class IS shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds (except Classic Money Market) are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex; and (3) certain qualified retirement plans may purchase Class B shares of the Funds, where the Funds have received information reasonably satisfactory indicating that intermediaries maintaining these plans are unable for administrative reasons to effect the closure immediately.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”).

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Classic Money Market and Institutional Money Market use the amortized cost method to value their portfolio securities, which generally approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates or the market value of the security.

Fair Value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

For the six months ended September 30, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Codification (“ASC”) 820, Determining Fair Value When the Volume and Level of Activity

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. ASC 820 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of ASC 820 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued ASC 815, “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under ASC 815, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. ASC 815 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with ASC 815 and have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB ASC 815 and FASB ASC 460, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB ASC 815 and FASB ASC 460; and Clarification of the Effective Date of FASB ASC 815.” The amendments to FASB ASC 815 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FASB ASC 460 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the ASC and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies,

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. The Funds investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to,

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk the Funds have entered into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties that govern transactions, over-the-counter derivative and forward foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

A Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, over the counter (“OTC”) derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. At September 30, 2009, Intermediate Bond has pledged $330,000 in collateral.

E.	Foreign Currency Transactions and Futures Contracts. High Yield Bond and Intermediate Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the six months ended September 30, 2009, Intermediate Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund uses forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, and to maintain diversity and liquidity of the portfolio.

Please refer to the table following the Portfolio of Investments that discloses the fair value of forward foreign currency contracts outstanding at period end and the amounts of realized and changes in unrealized gains and losses on forward foreign currency contracts during the six months ended September 30, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

High Yield Bond and Intermediate Bond may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended September 30, 2009, Intermediate Bond has both purchased and sold futures contracts on various bonds and notes to increase or decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Please refer to the table following the Portfolio of Investments that discloses the fair value of futures contracts outstanding at period end and the amounts of realized and changes in unrealized gains and losses on futures during the six months ended September 30, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

F.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J.

Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Illiquid and Restricted Securities. Classic Money Market and Institutional Money Market may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time- consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. With the exception of Classic Money Market and Institutional Money Market, illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund (except GNMA Income) may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

M.	Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Options Contracts. The Funds (except GNMA Income) may write call and put options on futures, swaps (“swaptions”), securities, commodity or currencies it owns or in which it may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended September 30, 2009, Intermediate Bond has written swaptions on credit default swaps in an attempt to decrease exposure to credit risk. Please refer to the table following the Portfolio of Investments that discloses the amounts of realized and changes in unrealized gains and losses on written call options during the six months ended September 30, 2009 which serves as an indicator of the volume of derivative activity for the Fund. There were no open written swaptions at September 30, 2009.

O.	Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

High Yield Bond and Intermediate Bond may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2009, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended September 30, 2009, High Yield Bond and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the six months ended September 30, 2009, Intermediate Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events.

Please refer to the table following the Portfolio of Investments that discloses the fair value of credit

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default swaps outstanding at period end and the amounts of realized and changes in unrealized gains and losses on futures during the six months ended September 30, 2009 which serves as an indicator of the volume of derivative activity for the Fund. High Yield Bond had no open swap contracts outstanding at period end.

P.	Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended September 30, 2009, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
High Yield Bond	$46,021,978	$45,377,325
Intermediate Bond	420,485,813	405,887,722

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$294,769,092	$297,155,488
Intermediate Bond	3,093,046,731	3,400,665,628

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the ”Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $1 billion, 0.45% on next $4 billion and 0.40% on assets thereafter; for Intermediate Bond — 0.17%; for Classic Money Market — 0.25%; and for Institutional Money Market — 0.08%.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds are permitted to invest end-of-day cash balances into Institutional Money Market. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to Institutional Money Market with respect to assets invested by the Funds. For the six months ended September 30, 2009, High Yield Bond and Intermediate Bond waived $1,098 and $17,935, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund, with the exception of Classic Money Market and Institutional Money Market, a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.”

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof. ING Groep has also announced its intention to repurchase EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class IS	Class O	Class Q	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A	0.25%	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	N/A	0.25%	N/A	0.50%
Classic Money Market(1)	0.75%	1.00%	1.00%	N/A	N/A	N/A	N/A
Institutional Money Market	N/A	N/A	N/A	0.10%	N/A	N/A	N/A

(1)

The Distributor has contractually agreed to waive a portion of the distribution fee for Class A of Classic Money Market to the extent necessary for expenses not to exceed 0.77%. The fee waiver will continue through at least August 1, 2010. There is no guarantee that this waiver will continue after that date.

IFD and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Classic Money Market in maintaining a yield of not less than zero. This arrangement will continue through at least August 1, 2010. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by IFD or ING Investments, as applicable, within three years subject to certain restrictions. For the six months ended September 30, 2009, IFD waived $1,313,160 of distribution and servicing fees to maintain a yield of not less than zero. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of September 30, 2009, the amounts of waived distribution and servicing fees that are subject to possible recoupment by IFD and the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2010	2011	2012	Total
Classic Money Market	$—	$—	$244,086	$244,086

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2009, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges
GNMA Income	$60,358	N/A
High Yield Bond	5,649	N/A
Intermediate Bond	3,454	N/A
Contingent Deferred Sales Charge
GNMA Income	$9,915	$7,861
High Yield Bond	—	2,100
Intermediate Bond	49,022	967
Classic Money Market	—	1,311

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
GNMA Income	$304,343	$64,753	$230,342	$599,438
High Yield Bond	41,155	8,108	34,538	83,801
Intermediate Bond	126,428	74,917	161,447	362,792
Classic Money Market	211,485	—	32,122	243,607
Institutional Money Market	99,606	—	—	99,606

At September 30, 2009, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance & Annuity — GNMA Income (23.57%) and Intermediate Bond (21.29%).

ING National Trust — GNMA Income (8.13%) and Intermediate Bond (19.65%).

ING Russell Large Cap Index — Institutional Money Market (5.68%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Trust has adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as a Trustee of one or more ING Funds and who is not an “interested person” of such ING Funds (as such item is defined in the Investment Company Act of 1940, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Trust or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)
	Class A	Class B	Class C	Class I	Class O	Class Q	Class R	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	0.92%	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	N/A	N/A	N/A
Intermediate Bond(1)	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%
Classic Money Market	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A	N/A

(1)	Prior to August 1, 2009, the expense limits were 0.69%, 1.44%, 1.44%, 0.38%, 0.69%, 0.94% and 0.44% for Classes A, B, C, I, O, R and W shares, respectively.

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to 0.17% and 0.20% of Institutional Money Market’s Class I and Class IS shares’ average daily net assets, respectively.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of September 30, 2009, the amounts of waived and reimbursed fees that are subject to possible

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2010	2011	2012	Total
High Yield Bond	$12,673	$137,109	$154,898	$304,680

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the six months ended September 30, 2009:

Fund	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
High Yield Bond	8	$530,000	1.45%
Intermediate Bond	14	3,057,857	1.22

NOTE 9 — WRITTEN OPTIONS

Transactions in written options for Intermediate Bond for the six months ended September 30, 2009 were as follows:

	Number of Contracts	Premium
Balance at 03/31/09	0	$—
Options Written	224,000,000	604,800
Options Expired	(224,000,000)	(604,800)

Balance at 09/30/09	0	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
GNMA Income
Class A
09-30-09	10,513,004	1,241,821	(11,271,070)	483,755	91,249,680	10,745,400	(97,678,621)	4,316,459
03-31-09	24,540,147	2,318,672	(17,617,729)	9,241,090	208,874,722	19,556,282	(149,072,103)	79,358,901
Class B
09-30-09	66,979	51,645	(874,750)	(756,126)	578,366	444,734	(7,542,672)	(6,519,572)
03-31-09	698,344	126,419	(1,767,305)	(942,542)	5,875,386	1,060,402	(14,809,716)	(7,873,928)
Class C
09-30-09	4,400,841	95,716	(1,681,077)	2,815,480	38,027,152	824,996	(14,503,066)	24,349,082
03-31-09	5,923,049	113,194	(1,853,276)	4,182,967	50,307,172	951,996	(15,713,864)	35,545,304
Class I
09-30-09	1,022,337	103,043	(744,180)	381,200	8,875,821	892,511	(6,449,954)	3,318,378
03-31-09	3,052,829	134,249	(1,182,703)	2,004,375	26,002,333	1,135,414	(9,924,183)	17,213,564
Class Q
09-30-09	3,612	109	(407)	3,314	31,531	946	(3,537)	28,940
03-31-09	—	228	—	228	—	1,934	—	1,934
Class W
09-30-09	610,623	14,741	(313,991)	311,373	5,310,465	127,715	(2,727,484)	2,710,696
03-31-09	496,469	4,947	(22,532)	478,884	4,251,564	41,961	(194,092)	4,099,433

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
High Yield Bond
Class A
09-30-09	1,982,314	304,324	(2,031,599)	255,039	12,316,974	1,980,390	(13,043,132)	1,254,232
03-31-09	4,828,513	566,516	(5,220,798)	174,231	28,824,466	3,638,861	(31,164,101)	1,299,226
Class B
09-30-09	80,847	55,105	(480,259)	(344,307)	510,572	357,850	(3,051,746)	(2,183,324)
03-31-09	149,683	137,581	(1,231,788)	(944,524)	922,538	901,293	(8,416,365)	(6,592,534)
Class C
09-30-09	470,570	38,528	(306,394)	202,704	3,031,800	251,505	(2,015,437)	1,267,868
03-31-09	560,134	68,826	(609,149)	19,811	3,598,162	440,112	(3,601,411)	436,863
Class I
09-30-09	—	—	—	—	—	—	—	—
07-31-08(1) - 03-31-09	203,842	1,368	(204,817)	393	1,183,352	7,858	(1,161,315)	29,895
Intermediate Bond
Class A
09-30-09	3,262,933	997,803	(15,282,641)	(11,021,905)	28,541,376	8,801,211	(132,357,531)	(95,014,944)
03-31-09	15,146,115	3,961,253	(41,322,105)	(22,214,737)	141,875,251	35,618,498	(380,896,966)	(203,403,217)
Class B
09-30-09	53,417	38,256	(464,833)	(373,160)	468,311	337,424	(4,032,608)	(3,226,873)
03-31-09	266,381	155,855	(1,625,408)	(1,203,172)	2,456,380	1,391,842	(15,080,030)	(11,231,808)
Class C
09-30-09	279,509	74,212	(1,383,493)	(1,029,772)	2,441,483	654,894	(12,029,602)	(8,933,225)
03-31-09	1,601,530	286,562	(3,665,713)	(1,777,621)	14,931,464	2,557,931	(34,030,972)	(16,541,577)
Class I
09-30-09	3,958,771	898,082	(9,757,991)	(4,901,138)	34,474,953	7,928,341	(84,970,791)	(42,567,497)
03-31-09	23,450,514	2,791,452	(17,367,453)	8,874,513	225,576,561	25,061,205	(160,967,306)	89,670,460
Class O
09-30-09	265,180	12,294	(396,141)	(118,667)	2,310,810	108,581	(3,418,855)	(999,464)
03-31-09	944,652	172,137	(1,924,796)	(808,007)	8,762,295	1,621,392	(17,822,830)	(7,439,143)
Class R
09-30-09	251,885	41,001	(745,332)	(452,446)	2,202,360	362,545	(6,426,272)	(3,861,367)
03-31-09	1,078,910	141,607	(682,391)	538,126	10,164,328	1,262,369	(6,297,544)	5,129,153
Class W
09-30-09	44,272	4,271	(64,321)	(15,778)	379,054	37,696	(566,261)	(149,511)
03-31-09	1,415,327	41,872	(1,250,680)	206,519	13,427,395	372,532	(10,962,161)	2,837,766

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Classic Money Market
Class A
09-30-09	71,714,059	1,982,738	(410,379,718)	(336,682,921)	71,714,057	1,982,693	(410,379,718)	(336,682,968)
03-31-09	623,180,311	19,717,074	(819,203,765)	(176,306,380)	623,180,311	19,717,074	(819,203,765)	(176,306,380)
Class B
09-30-09	757,370	22,672	(5,216,893)	(4,436,851)	757,370	22,672	(5,216,893)	(4,436,851)
03-31-09	15,722,793	142,190	(19,520,708)	(3,655,725)	15,722,793	142,190	(19,520,708)	(3,655,725)
Class C
09-30-09	2,957,470	15,167	(5,668,854)	(2,696,217)	2,957,470	15,167	(5,668,854)	(2,696,217)
03-31-09	13,080,847	103,904	(17,783,052)	(4,598,301)	13,080,847	103,904	(17,783,052)	(4,598,301)
Institutional Money Market
Class I
09-30-09	7,583,694,051	85,957	(7,202,481,470)	381,298,538	7,583,694,052	85,957	(7,202,481,470)	381,298,539
03-31-09	15,924,743,767	1,265,544	(15,522,218,060)	403,791,251	15,924,743,767	1,265,544	(15,522,218,060)	403,791,251
Class IS
09-30-09	—	—	(1)	(1)	—	—	(1)	(1)
03-31-09	—	—	—	—	—	—	—	—

(1)	Commencement of operations.

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. High Yield Bond and Intermediate Bond held the following defaulted securities at September 30, 2009:

Fund	Security	Market Value
High Yield Bond	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	$142,350
	Charter Communications Operating, LLC, 10.375%, due 04/30/14	1,363,250
Intermediate Bond	Twin Reefs Pass-through Trust, 0.000%, due 12/10/49	5,145

During the period, Lehman Brothers Holdings, Inc. (“LBHI”) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended September 30, 2009, High Yield Bond and Intermediate Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, High Yield Bond and Intermediate Bond may have terminated their trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Funds relating to these events is immaterial.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Corporate Debt Securities (High Yield Bond, Intermediate Bond and Classic Money Market). Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund’s debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Classic Money Market and Institutional Money Market). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

High-Yield, Lower-Grade Debt Securities Risk (High-Yield Bond and Intermediate Bond). High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2009	Year Ended March 31, 2009
	Ordinary Income	Ordinary Income	Return of Capital
GNMA Income	$15,748,446	$27,292,104	$—
High Yield Bond	4,591,400	7,603,995	1,886,801
Intermediate Bond	22,773,543	86,837,693	—
Classic Money Market	2,026,808	20,130,954	—
Institutional Money Market	3,290,348	19,340,796	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$2,455,531	$25,965,036	$—	$(527,639)	2010
				(1,081,784)	2012
				(6,961,357)	2013
				(3,281,376)	2014
				(1,506,711)	2016
				(1,393,630)	2017

				$(14,752,497)

High Yield Bond	—	(24,131,755)	(13,089,984)	(79,792,137)	2010
				(69,190,309)	2011
				(6,099,584)	2012
				(126,079)	2014
				(16,938,959)	2015
				(9,006,267)	2017

				$(181,153,335)

Intermediate Bond	32,972,538	(118,345,476)	(161,080,561)	(17,571,919)	2017
Classic Money Market	1,774,644	—	—	—	—
Institutional Money Market	2,133,067	—	—	—	—

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of September 30, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. Except for GNMA Income, the Funds may invest up to 15% (10% for Classic Money Market and Institutional Money Market) of their net assets in illiquid securities. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board and in accordance with the methods specifically authorized by the Board.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond	American Media Stock Certificates	5,810	02/03/09	$128,699	$6	0.0%
	Comforce Corp.	92,950	10/24/04	—	930	0.0%
	GT Group Telecom, Inc	500	03/19/03	—	—	0.0%
	ION Media Networks, Inc.	1	09/27/06	8,676	—	0.0%
	North Atlantic Trading Co.	17,906	10/24/04	210,181	18	0.0%

				$347,556	$954	0.0%

Intermediate Bond	Hudson Mezzanine Funding, 0.994%, due 06/12/42	2,720,000	12/21/06	2,717,824	3	0.0%
	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	26	04/16/04	4	5	0.0%
	PEA Lima, LLC, 0.000%, due 03/20/14	277,964	03/20/09	29,684	28	0.0%

				$2,747,512	$36	0.0%

NOTE 15 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of September 30, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support

Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 15 — SECURITIES LENDING (continued)

investing in a Fund. At September 30, 2009, the following Fund had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Intermediate Bond	$5,542,113	$5,655,857

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Fund’s Portfolio of Investments.

NOTE 16 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

Throughout the period covered by this report, Classic Money Market and Institutional Money Market have been participating in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guaranteed shareholders of Classic Money Market and Institutional Money Market as of September 19, 2008 that in the event of a liquidation of Classic Money Market or Institutional Money Market, the respective shareholders would receive the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned as of the time the U.S. Treasury Department’s obligation under the Program was triggered multiplied by $1.00. The U.S. Treasury Department’s obligation under the Program would have been triggered if Classic Money Market’s or Institutional Money Market’s net asset value per share fell below $0.995 and certain conditions were met including the liquidation of Classic Money Market or Institutional Money Market.

Coverage under the Program was limited to persons who were shareholders of Classic Money Market or Institutional Money Market as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after the close of business on September 19, 2008 would not have been guaranteed. If the number of shares held in an account fluctuates (even if the number of shares held in an account was reduced to zero), shareholders would have been covered for the lesser of the number of shares held as of the close of business on September 19, 2008 or the number of shares held at the time the U.S. Treasury Department’s obligation under the Program was triggered. If a shareholder closed his/her account with Classic Money Market and Institutional Money Market or broker-dealer, any future investment in Classic Money Market and Institutional Money Market was not guaranteed.

Classic Money Market and Institutional Money Market each paid to participate in the Program for the initial three-month period, which expired on December 18, 2008. The fee of $139,473 and $198,272 for Classic Money Market and Institutional Money Market, respectively, was 0.01% of each fund’s NAV on September 19, 2008 depending on the market based net asset value per share of each fund as of September 19, 2008 (the “Program Participation Payment”). On November 24, 2008, the U.S. Treasury Department announced that it would extend the Program from December 19, 2008 through April 30, 2009. The Board approved the continued participation of Classic Money Market and Institutional Money Market in the Program, and Classic Money Market and Institutional Money Market paid fees of $209,068 and $297,408, respectively, to extend their participation to April 30, 2009 based on 0.015% of each fund’s net asset value on September 19, 2008. On March 31, 2009, the U.S. Treasury Department announced that it would extend the Program through September 18, 2009, and the Board approved Classic Money Market’s and Institutional Money Market’s continued participation in the Program for the fees of $209,068 and $297,408, respectively, based on 0.015% of each fund’s net asset value on September 19, 2008. The Program was not extended beyond September 18, 2009. The Board determined that the Program Participation Payment, and the payments for participating in the extensions of the Program, are extraordinary expenses that will not be subject to any expense limitation agreement currently in effect for Classic Money Market and Institutional Money Market.

NOTE 17 — SUBSEQUENT EVENTS

Subsequent to September 30, 2009, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	NII	$0.0300	October 2, 2009	September 30, 2009
Class B	NII	$0.0246	October 2, 2009	September 30, 2009
Class C	NII	$0.0248	October 2, 2009	September 30, 2009
Class I	NII	$0.0322	October 2, 2009	September 30, 2009
Class Q	NII	$0.0304	October 2, 2009	September 30, 2009
Class W	NII	$0.0322	October 2, 2009	September 30, 2009
Class A	NII	$0.0300	November 3, 2009	October 30, 2009
Class B	NII	$0.0244	November 3, 2009	October 30, 2009
Class C	NII	$0.0245	November 3, 2009	October 30, 2009
Class I	NII	$0.0323	November 3, 2009	October 30, 2009
Class Q	NII	$0.0304	November 3, 2009	October 30, 2009
Class W	NII	$0.0323	November 3, 2009	October 30, 2009
Class A	NII	$0.0200	November 19, 2009	November 17, 2009
Class B	NII	$0.0157	November 19, 2009	November 17, 2009
Class C	NII	$0.0158	November 19, 2009	November 17, 2009
Class I	NII	$0.0217	November 19, 2009	November 17, 2009
Class Q	NII	$0.0203	November 19, 2009	November 17, 2009
Class W	NII	$0.0215	November 19, 2009	November 17, 2009

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	Type	Per Share Amount	Payable Date	Record Date
High Yield Bond
Class A	NII	$0.0539	November 2, 2009	Daily
Class B	NII	$0.0494	November 2, 2009	Daily
Class C	NII	$0.0498	November 2, 2009	Daily
Class I	NII	$0.0558	November 2, 2009	Daily
Intermediate Bond
Class A	NII	$0.0474	November 2, 2009	Daily
Class B	NII	$0.0416	November 2, 2009	Daily
Class C	NII	$0.0417	November 2, 2009	Daily
Class I	NII	$0.0498	November 2, 2009	Daily
Class O	NII	$0.0475	November 2, 2009	Daily
Class R	NII	$0.0456	November 2, 2009	Daily
Class W	NII	$0.0494	November 2, 2009	Daily
Institutional Money Market
Class I	NII	$0.0001	November 2, 2009	Daily
Class IS	NII	$0.0000	November 2, 2009	Daily
Class I	STCG	$0.0001	November 19, 2009	November 17, 2009
Class IS	STCG	$0.0001	November 19, 2009	November 17, 2009

NII - Net investment income

STCG - Short-term capital gains

Effective January 4, 2010, Class B shares of the Funds, are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex.

The Fund has evaluated events occurring after the balance sheet date (subsequent events) through November 25, 2009, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 91.1%
Federal Home Loan Mortgage Corporation##: 0.1%
$67,724		7.000%, due 11/01/14	$72,693
249,768		7.500%, due 12/01/14-01/01/30	272,607
12,537		8.000%, due 01/01/30	14,252
34,299		9.500%, due 07/01/20	38,344

			397,896

Federal National Mortgage Association##: 0.2%
410,251		6.500%, due 06/01/14-02/01/29	443,250
786,107		6.600%, due 07/01/27-06/01/28	864,761
40,687		7.000%, due 03/01/15	43,300
93,214		7.500%, due 05/01/28	104,415
84,297		8.500%, due 08/01/11-09/01/15	94,193

			1,549,919

Government National Mortgage Association: 90.8%
14,690,125		4.000%, due 05/20/33-07/20/39	14,475,893
21,741,161		4.500%, due 03/20/34-06/20/39	22,036,174
126,752,489		5.000%, due 05/15/18-08/15/39	131,644,131
561,167		5.100%, due 04/20/32	585,995
2,268,461		5.250%, due 11/20/36-01/20/38	2,373,256
324,443		5.450%, due 02/15/29-10/15/29	343,093
7,770,542	S	5.500%, due 04/20/34	8,200,555
205,044,428		5.500%, due 08/20/24-03/15/39	215,959,580
315,656		5.550%, due 06/15/27	333,437
3,377,756		5.600%, due 03/20/37-02/20/38	3,553,526
559,851		5.625%, due 04/15/39	589,513
9,747,907		5.630%, due 07/15/45	10,232,033
488,096		5.680%, due 05/15/47	521,010
491,986		5.690%, due 11/15/42	522,400
2,237,015		5.750%, due 11/20/27-03/20/28	2,379,557
5,608,649		5.950%, due 02/15/44	6,065,867
1,925,883		5.970%, due 11/15/31	2,087,368
173,206,505		6.000%, due 10/15/15-08/15/39	184,105,711
482,190		6.125%, due 02/15/39-04/15/39	510,778
4,080,641		6.200%, due 08/20/28-10/20/29	4,382,652
902,158		6.250%, due 09/15/27-09/15/29	968,454
658,801		6.280%, due 01/20/26-05/20/26	709,091
532,310		6.490%, due 01/15/28	577,715
43,829,168		6.500%, due 08/15/28-02/15/37	46,682,347
3,141,142		6.600%, due 10/20/26-07/20/28	3,396,376
364,852		6.750%, due 08/15/28-10/15/28	399,487
37,442,554		7.000%, due 09/15/23-12/15/38	40,617,793
6,383,397		7.200%, due 03/15/39	7,039,503
24,300		7.250%, due 01/15/29	27,033
4,060,413		7.350%, due 03/15/43	4,486,577
3,093,431		7.500%, due 08/20/27-01/15/31	3,378,842
21,454		7.800%, due 05/15/19	23,772
465,314		8.000%, due 03/20/24-07/15/26	528,046
32,165		8.050%, due 07/15/19	35,531
1,105,469		9.000%, due 05/15/16-01/15/31	1,217,821
7,713		9.500%, due 11/15/21	8,657

			720,999,574

Other U.S. Agency Obligations: 0.0%
9,083		Small Business Administration, 8.250%, due 11/01/11	9,309

			9,309

		Total U.S. Government Agency Obligations (Cost $694,377,015)	722,956,698

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 6.4%
U.S. Treasury Notes: 6.4%
$50,620,000	0.875%, due 03/31/11-05/31/11		$50,784,776

	Total U.S. Treasury Obligations (Cost $50,515,363)		50,784,776

	Total Investments in Securities (Cost $744,892,378)*	97.5%	$773,741,474
	Other Assets and Liabilities - Net	2.5	20,202,398

	Net Assets	100.0%	$793,943,872

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
*	Cost for federal income tax purposes is $744,910,965.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,879,131
Gross Unrealized Depreciation	(48,622)

Net Unrealized Appreciation	$28,830,509

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$722,956,698	$—	$722,956,698
U.S. Treasury Obligations	—	50,784,776	—	50,784,776

Total Investments, at value	$—	$773,741,474	$—	$773,741,474

“Fair value” for purposes of ASC 820 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 97.8%
Advertising: 2.2%
$820,000	#	Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	$889,700
310,000		Lamar Media Corp., 9.750%, due 04/01/14	337,125
905,000		Visant Holding Corp., 10.250%, due 12/01/13	941,200

			2,168,025

Auto Parts & Equipment: 2.1%
265,000		Affinia Group, Inc., 9.000%, due 11/30/14	253,075
320,000	#	Affinia Group, Inc., 10.750%, due 08/15/16	345,600
940,000		ArvinMeritor, Inc., 8.125%, due 09/15/15	822,500
410,000		Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	446,900
355,000		United Components, Inc., 9.375%, due 06/15/13	286,663

			2,154,738

Banks: 2.6%
224,000	#	General Motors Acceptance Corp., 6.750%, due 12/01/14	192,640
2,564,000	#	General Motors Acceptance Corp., 6.875%, due 09/15/11	2,448,621

			2,641,261

Beverages: 0.8%
360,000		Constellation Brands, Inc., 7.250%, due 05/15/17	360,000
405,000		Constellation Brands, Inc., 8.375%, due 12/15/14	424,238

			784,238

Building Materials: 0.8%
760,000		Nortek, Inc., 10.000%, due 12/01/13	779,000
70,000	#	USG Corp., 9.750%, due 08/01/14	73,500

			852,500

Chemicals: 1.6%
670,000		Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	579,550
46,211	&	Momentive Performance Materials, Inc., 10.125%, due 12/01/14	33,734
551,000	#	Momentive Performance Materials, Inc., 12.500%, due 06/15/14	573,040
450,000		PolyOne Corp., 8.875%, due 05/01/12	456,750

			1,643,074

Principal Amount			Value

Coal: 0.5%
$120,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	$124,200
540,000	@@, #	Griffin Coal Mining Co. Pty Ltd., 9.500%, due 12/01/16	380,700

			504,900

Commercial Services: 6.5%
600,000		Aramark Services, Inc., 8.500%, due 02/01/15	608,250
230,000		Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, due 05/15/16	201,250
560,000	#	Cenveo Corp., 10.500%, due 08/15/16	529,200
810,000		Ceridian Corp., 11.250%, due 11/15/15	730,013
290,000	&	Ceridian Corp., 12.250%, due 11/15/15	247,950
974,000		Hertz Corp., 8.875%, due 01/01/14	988,610
320,000		Iron Mountain, Inc., 8.000%, due 06/15/20	323,200
535,000		KAR Holdings, Inc., 8.750%, due 05/01/14	532,325
470,000	#	RSC Equipment Rental, Inc., 10.000%, due 07/15/17	507,600
220,000		Service Corp. International, 6.750%, due 04/01/15	216,700
210,000		Service Corp. International, 7.000%, due 06/15/17	205,800
1,100,000	&, #	ServiceMaster Co, 10.750%, due 07/15/15	1,053,250
380,000		United Rentals North America, Inc., 7.750%, due 11/15/13	342,000

			6,486,148

Computers: 1.8%
370,000	@@, #	Seagate Technology International, 10.000%, due 05/01/14	406,075
390,000	@@	Seagate Technology, Inc., 6.800%, due 10/01/16	359,775
649,000		Sungard Data Systems, Inc., 9.125%, due 08/15/13	658,735
396,000		SunGard Data Systems, Inc., 10.250%, due 08/15/15	405,900

			1,830,485

Diversified Financial Services: 7.3%
415,000		American General Finance Corp., 4.000%, due 03/15/11	357,309
255,000		American General Finance Corp., 5.200%, due 12/15/11	205,712
365,000		American General Finance Corp., 5.625%, due 08/17/11	307,135

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Diversified Financial Services: (continued)
$725,000		American General Finance Corp., 5.850%, due 06/01/13	$549,289
345,000		American General Finance Corp., 6.900%, due 12/15/17	241,626
780,000	#, ±	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	142,350
350,000		CIT Group, Inc., 0.420%, due 03/12/10	252,438
360,000		CIT Group, Inc., 0.782%, due 07/28/11	252,440
440,000		CIT Group, Inc., 4.125%, due 11/03/09	354,981
385,000		CIT Group, Inc., 5.800%, due 07/28/11	261,947
455,000		Ford Motor Credit Co., LLC, 3.034%, due 01/13/12	410,069
585,000		Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	568,422
510,000		Ford Motor Credit Co., LLC, 7.500%, due 08/01/12	489,989
625,000		Ford Motor Credit Co., LLC, 7.800%, due 06/01/12	604,385
1,140,000		Ford Motor Credit Co., LLC, 8.700%, due 10/01/14	1,117,794
200,000		Ford Motor Credit Co., LLC, 9.875%, due 08/10/11	202,924
325,000		Universal City Development Partners, 11.750%, due 04/01/10	328,250
700,000		Universal City Florida Holding Co. I/II, 5.233%, due 05/01/10	687,750

			7,334,810

Electric: 4.3%
360,000		AES Corp., 8.000%, due 10/15/17	364,050
574,000	#	AES Corp., 8.750%, due 05/15/13	587,633
180,000	#	AES Corp., 9.750%, due 04/15/16	197,100
590,000		Edison Mission Energy, 7.000%, due 05/15/17	495,600
940,000		Energy Future Holdings, 10.875%, due 11/01/17	714,400
699,596		Homer City Funding, LLC, 8.734%, due 10/01/26	661,118
371,486		Midwest Generation, LLC, 8.560%, due 01/02/16	377,058
910,000		NRG Energy, Inc., 7.375%, due 02/01/16	882,700

			4,279,659

Entertainment: 3.3%
935,000		AMC Entertainment, Inc., 11.000%, due 02/01/16	1,000,450
315,000		Marquee Holdings, Inc., 9.505%, due 08/15/14	262,238
435,000	#	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	159,863
265,000	#	Penn National Gaming, Inc., 8.750%, due 08/15/19	266,988

Principal Amount			Value

Entertainment: (continued)
$313,000		Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	$314,565
165,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	166,650
395,000	#	Scientific Games Corp., 7.875%, due 06/15/16	392,038
500,000	#	Snoqualmie Entertainment Authority, 9.125%, due 02/01/15	267,500
265,000	#	Warner Music Group, 9.500%, due 06/15/16	280,900
190,000	+	WMG Holdings Corp., 0.000% (step rate 9.500%), due 12/15/14	183,825

			3,295,017

Environmental Control: 1.6%
780,000		Waste Services, Inc., 9.500%, due 04/15/14	780,000
865,000		WCA Waste Corp., 9.250%, due 06/15/14	832,563

			1,612,563

Food: 3.0%
180,000	#	Dole Food Co., Inc., 8.000%, due 10/01/16	181,575
375,000		Ingles Markets, Inc., 8.875%, due 05/15/17	386,250
760,000	#	JBS USA LLC, 11.625%, due 05/01/14	820,800
275,000		Smithfield Foods, Inc., 7.750%, due 05/15/13	246,125
315,000		Smithfield Foods, Inc., 7.750%, due 07/01/17	260,663
565,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	596,075
485,000		Stater Brothers Holdings, 8.125%, due 06/15/12	489,850

			2,981,338

Forest Products & Paper: 2.9%
41,000		Domtar Corp., 7.875%, due 10/15/11	42,589
620,000		Domtar Corp., 10.750%, due 06/01/17	697,500
1,055,000	#	NewPage Corp., 11.375%, due 12/31/14	1,041,813
115,000		NewPage Corp., 12.000%, due 05/01/13	54,338
380,000		Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	283,100
765,000	#	Verso Paper Holdings, LLC and Verson Paper, Inc., 11.500%, due 07/01/14	787,950

			2,907,290

Healthcare - Products: 1.3%
525,000	&	Biomet, Inc., 10.375%, due 10/15/17	560,438
673,000		Biomet, Inc., 11.625%, due 10/15/17	736,935

			1,297,373

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Healthcare - Services: 6.7%
$295,000	#	Apria Healthcare Group, Inc., 12.375%, due 11/01/14	$316,388
480,000		Centene Corp., 7.250%, due 04/01/14	470,400
920,000		HCA, Inc., 9.250%, due 11/15/16	953,350
978,000	&	HCA, Inc., 9.625%, due 11/15/16	1,019,565
1,065,000	#	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	1,027,175
325,000		Select Medical Corp., 6.428%, due 09/15/15	287,625
705,000		Select Medical Corp., 7.625%, due 02/01/15	663,581
220,000		United Surgical Partners International, Inc., 8.875%, due 05/01/17	217,250
300,000	&	United Surgical Partners International, Inc., 9.250%, due 05/01/17	286,500
225,000	#	US Oncology, Inc., 9.125%, due 08/15/17	237,938
775,000		US Oncology, Inc., 10.750%, due 08/15/14	813,750
420,000		Vanguard Health Holding Co. II, LLC, 9.000%, due 10/01/14	430,500

			6,724,022

Holding Companies - Diversified: 0.7%
750,000		Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	731,250

			731,250

Home Builders: 1.0%
730,000		K Hovnanian Enterprises, Inc., 11.500%, due 05/01/13	773,800
123,000		KB Home, 6.375%, due 08/15/11	124,845
83,000		Toll Corp., 8.250%, due 12/01/11	85,075

			983,720

Home Furnishings: 0.8%
445,000		Norcraft Cos. LP, 9.000%, due 11/01/11	447,225
320,000	#	Sealy Mattress Co., 10.875%, due 04/15/16	354,400

			801,625

Hotels: 0.7%
730,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	709,925

			709,925

Household Products/Wares: 1.1%
540,000	#	ACCO Brands Corp., 10.625%, due 03/15/15	567,000
525,000	#	American Achievement Corp., 8.250%, due 04/01/12	525,000

			1,092,000

Principal Amount			Value

Iron/Steel: 0.2%
$78,299	&	Metals USA Holdings Corp., 7.540%, due 07/01/12	$207,333

			207,333

Leisure Time: 1.2%
480,000	#	Brunswick Corp., 11.250%, due 11/01/16	525,600
740,000		Travelport, LLC, 11.875%, due 09/01/16	680,800

			1,206,400

Lodging: 3.2%
625,000	#	Ameristar Casinos, Inc., 9.250%, due 06/01/14	651,563
225,000	#	Harrah’s Operating Co., Inc., 11.250%, due 06/01/17	228,375
935,000	#	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., 11.250%, due 06/01/17	965,388
840,000		MGM Mirage, 8.500%, due 09/15/10	837,900
380,000	#	MGM Mirage, Inc., 10.375%, due 05/15/14	407,550
135,000	#	MGM Mirage, Inc., 11.125%, due 11/15/17	148,163

			3,238,939

Machinery - Diversified: 0.2%
185,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	185,000

			185,000

Media: 6.1%
30,358	&, #	American Media Operations, Inc., 9.000%, due 05/01/13	19,126
6,942	&, #	American Media Operations, Inc., 14.000%, due 11/01/13	4,373
1,330,000	#, ±	Charter Communications Operating, LLC, 10.375%, due 04/30/14	1,363,250
630,000	#	CSC Holdings, Inc., 8.500%, due 04/15/14	664,650
420,000		Echostar DBS Corp., 6.625%, due 10/01/14	409,500
975,000		Mediacom Broadband, LLC, 8.500%, due 10/15/15	989,625
479,386		Nexstar Finance Holdings, LLC, 11.375%, due 04/01/13	203,739
1,063,984	&, #	Nexstar Finance, Inc., 7.000%, due 01/15/14	537,312
1,365,000	+	Nielsen Finance LLC/Nielsen Finance Co., 0.000% (step rate 12.500%), due 08/01/16	1,081,763
235,000		Nielsen Finance LLC/Nielsen Finance Co., 10.000%, due 08/01/14	237,350
315,000		Nielsen Finance LLC/Nielsen Finance Co., 11.500%, due 05/01/16	332,325
950,000		Radio One, Inc., 6.375%, due 02/15/13	334,875

			6,177,888

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Metal Fabricate/Hardware: 0.6%
$645,000		Mueller Water Products, 7.375%, due 06/01/17	$565,181

			565,181

Miscellaneous Manufacturing: 1.0%
510,000	@@, #	Bombardier, Inc., 8.000%, due 11/15/14	525,300
540,000		Harland Clarke Holdings Corp., 9.500%, due 05/15/15	486,000

			1,011,300

Oil & Gas: 6.0%
595,000		Berry Petroleum Co., 8.250%, due 11/01/16	574,175
475,000		Berry Petroleum Co., 10.250%, due 06/01/14	509,438
635,000		Chaparral Energy, Inc., 8.875%, due 02/01/17	514,350
1,200,000		Chesapeake Energy Corp., 6.625%, due 01/15/16	1,139,982
155,000		Chesapeake Energy Corp., 6.875%, due 01/15/16	147,638
135,000		Concho Resources, Inc., 8.625%, due 10/01/17	139,050
85,000	#	Continental Resources, Inc., 8.250%, due 10/01/19	87,763
340,000		Encore Acquisition Co., 7.250%, due 12/01/17	317,900
80,000		Encore Acquisition Co., 9.500%, due 05/01/16	84,800
380,000	@@, #	Gibson Energy ULC / GEP Midstream Finance Corp., 11.750%, due 05/27/14	399,000
405,000		McMoRan Exploration Co., 11.875%, due 11/15/14	407,025
575,000	@@	OPTI Canada, Inc., 8.250%, due 12/15/14	448,500
350,000		PetroHawk Energy Corp., 9.125%, due 07/15/13	361,375
730,000		Plains Exploration & Production Co., 7.625%, due 06/01/18	719,050
245,000		Swift Energy Co., 7.125%, due 06/01/17	214,375

			6,064,421

Packaging & Containers: 1.3%
610,000	#	Graphic Packaging International Corp., 9.500%, due 06/15/17	651,175
290,000	#	Plastipak Holdings, Inc., 10.625%, due 08/15/19	308,850
300,000	#	Solo Cup Co., 10.500%, due 11/01/13	319,500

			1,279,525

Pharmaceuticals: 0.4%
195,000		Omnicare, Inc., 6.125%, due 06/01/13	188,663
105,000		Omnicare, Inc., 6.750%, due 12/15/13	102,113

Principal Amount			Value

Pharmaceuticals: (continued)
$105,000		Omnicare, Inc., 6.875%, due 12/15/15	$101,325

			392,101

Pipelines: 1.3%
500,000		El Paso Corp., 7.000%, due 06/15/17	492,500
875,000		El Paso Corp., 7.250%, due 06/01/18	865,015

			1,357,515

Retail: 8.1%
770,000		Albertson’s, Inc., 7.450%, due 08/01/29	666,050
290,000		Blockbuster, Inc., 9.000%, due 09/01/12	187,050
910,000	#	Blockbuster, Inc., 11.750%, due 10/01/14	871,325
785,000		Bon-Ton Stores, Inc., 10.250%, due 03/15/14	576,975
250,000		GSC Holdings Corp., 8.000%, due 10/01/12	259,375
590,000	#	Limited Brands, 8.500%, due 06/15/19	618,239
435,000		Macys Retail Holdings, Inc., 5.750%, due 07/15/14	410,879
560,000		Macys Retail Holdings, Inc., 5.900%, due 12/01/16	515,868
530,000		Michaels Stores, Inc., 11.375%, due 11/01/16	498,200
660,000	&	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	567,600
130,000		Rite Aid Corp., 6.875%, due 08/15/13	107,250
780,000	#	Rite Aid Corp., 6.875%, due 12/15/28	432,900
500,000		Rite Aid Corp., 7.500%, due 03/01/17	442,500
345,000	#	Rite Aid Corp., 9.750%, due 06/12/16	374,325
90,000		Rite Aid Corp., 10.375%, due 07/15/16	89,325
440,000		Sally Holdings, LLC, 9.250%, due 11/15/14	457,600
965,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	1,042,200

			8,117,661

Software: 0.4%
440,000		First Data Corporation, 9.875%, due 09/24/15	408,650

			408,650

Telecommunications: 14.2%
396,000		Centennial Cellular Communications Corp., 8.125%, due 02/01/14	403,920
467,000		Centennial Cellular Operating Co., 10.125%, due 06/15/13	483,345
340,000		Centennial Communications Corp., 10.000%, due 01/01/13	355,725
390,000		Cincinnati Bell, Inc., 7.000%, due 02/15/15	380,250

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Telecommunications: (continued)
$440,000		Cincinnati Bell, Inc., 8.375%, due 01/15/14	$444,400
410,000	#	Cricket Communications, Inc., 7.750%, due 05/15/16	418,200
895,000		Cricket Communications, Inc., 9.375%, due 11/01/14	912,900
380,000		Frontier Communications Co., 9.000%, due 08/15/31	374,300
360,000		Frontier Communications Corp., 8.250%, due 05/01/14	372,600
450,000	#	GeoEye, Inc., 9.625%, due 10/01/15	457,875
385,000		Hughes Network Systems LLC/HNS Finance Corp., 9.500%, due 04/15/14	388,850
250,000		Intelsat Corp., 9.250%, due 06/15/16	258,750
210,000	@@, +	Intelsat Intermediate Holding Co. Ltd., 0.000% (step rate 9.500%), due 02/01/15	210,525
395,000	@@	Intelsat Jackson Holdings Ltd., 9.500%, due 06/15/16	416,725
800,000	@@	Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	860,000
650,000	@@	Intelsat Subsidiary Holding Co. Ltd, 8.875%, due 01/15/15	664,625
503,633	&	iPCS, Inc., 3.733%, due 05/01/14	387,797
1,010,000		MetroPCS Wireless, Inc., 9.250%, due 11/01/14	1,037,775
855,000		Nextel Communications, Inc., 5.950%, due 03/15/14	760,950
805,000		Nextel Communications, Inc., 7.375%, due 08/01/15	726,513
835,000		Qwest Capital Funding, Inc., 7.250%, due 02/15/11	839,175
770,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	764,225
670,000		Sprint Capital Corp., 6.875%, due 11/15/28	562,800
520,000		Sprint Capital Corp., 8.750%, due 03/15/32	494,000
650,000		West Corp., 9.500%, due 10/15/14	640,250
330,000		West Corp., 11.000%, due 10/15/16	329,175
370,000		Windstream Corp., 7.000%, due 03/15/19	347,800

			14,293,450

		Total Corporate Bonds/Notes (Cost $96,216,687)	98,321,325

ASSET-BACKED SECURITIES: 0.3%
Home Equity Asset-Backed Securities: 0.3%
287,544		Ameriquest Mortgage Securities, Inc., 1.596%, due 02/25/33	193,975

Principal Amount			Value

Home Equity Asset-Backed Securities: (continued)
$201,560		Morgan Stanley Capital, Inc., 1.446%, due 06/25/33	$120,986

		Total Asset-Backed Securities (Cost $412,320)	314,961

Shares			Value
COMMON STOCK: 0.0%
Agriculture: 0.0%
17,906	@, I, X	North Atlantic Trading Co.	18

			18

Media: 0.0%
5,810	@, I, X	American Media Stock Certificates	6

			6

Telecommunications: 0.0%
264	@, @@	Completel Europe NV	11,806

			11,806

		Total Common Stock (Cost $338,880)	11,830

PREFERRED STOCK: 0.0%
Media: 0.0%
1	@, I, X	ION Media Networks, Inc.	—

		Total Preferred Stock (Cost $8,676)	—

WARRANTS: 0.0%
Commercial Services: 0.0%
92,950	I, X	Comforce Corp.	930

			930

Telecommunications: 0.0%
500	@@, #, I, X	GT Group Telecom, Inc.	—

			—

		Total Warrants (Cost $—)	930

		Total Long-Term Investments (Cost $96,976,563)	98,649,046

SHORT-TERM INVESTMENTS: 2.0%
Affiliated Mutual Fund: 2.0%
2,002,000	S	ING Institutional Prime Money Market Fund - Class I	$2,002,000

Total Short-Term Investments (Cost $2,002,000)		2,002,000

Total Investments in Securities (Cost $98,978,563)*	100.1%	$100,651,046
Other Assets and Liabilities - Net	(0.1)	(95,819)

Net Assets	100.0%	$100,555,227

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. These securities amount to $29,358,189 or 29.20% of the Fund’s net assets at September 30, 2009.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees. These securities amount to $954 or 0.001% of the Fund’s net assets at September 30, 2009.
*	Cost for federal income tax purposes is $99,117,962.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,609,764
Gross Unrealized Depreciation	(5,076,680)

Net Unrealized Appreciation	$1,533,084

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Asset Table
Investments, at value
Common Stock
Agriculture	$—	$—	$18	$18
Media	—	—	6	6
Telecommunications	11,806	—	—	11,806

Total Common Stock	11,806	—	24	11,830

Warrants	—	—	930	930
Corporate Bonds/Notes	—	98,321,325	—	98,321,325
Asset-Backed Securities	—	314,961	—	314,961
Short-Term Investments	2,002,000	—	—	2,002,000

Total Investments, at value	$2,013,806	$98,636,286	$954	$100,651,046

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended September 30, 2009:

	Beginning Balance at 03/31/2009	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 09/30/2009
Asset Table
Investments, at value
Common Stock	$24	$—	$—	$—	$—	$—	$—	$—	$—	$—	$24
Preferred Stock	7,009	—	—	—	—	—	—	(7,009)	—	—	—
Warrants	961	—	—	—	—	—	—	(31)	—	—	930

Total Investments, at value	$7,994	$—	$—	$—	$—	$—	$—	$(7,040)	$—	$—	$954

As of September 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(7,040).

“Fair value” for purposes of ASC 820 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

+	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

**	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Swaps
Credit contracts	$(68,304)

Total	$(68,304)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Swaps
Credit contracts	$287,074

Total	$287,074

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 39.7%
Advertising: 0.1%
$1,040,000	#	Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	$1,128,400

			1,128,400

Agriculture: 0.4%
2,996,000		Altria Group, Inc., 9.700%, due 11/10/18	3,727,135
234,000		Philip Morris International, Inc., 5.650%, due 05/16/18	249,500

			3,976,635

Apartments: 0.1%
784,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	801,919

			801,919

Banks: 7.6%
1,924,000		American Express Bank FSB, 5.500%, due 04/16/13	2,032,240
500,000		Bank of America Corp., 5.420%, due 03/15/17	478,447
1,970,000		Bank of America Corp., 8.000%, due 12/29/49	1,754,068
1,280,000	@@	Bank of Ireland, 0.563%, due 12/29/49	448,000
300,000	@@	Barclays Bank PLC, 0.875%, due 08/29/49	162,000
5,574,000	@@, #	Barclays Bank PLC, 6.050%, due 12/04/17	5,618,438
2,070,000	@@, #	Barclays Bank PLC, 7.375%, due 06/29/49	1,842,300
719,000		Capital One Financial Corp., 7.375%, due 05/23/14	803,209
3,670,000		Citigroup, Inc., 5.000%, due 09/15/14	3,496,068
3,126,000		Citigroup, Inc., 6.125%, due 05/15/18	3,083,071
965,000		Citigroup, Inc., 6.375%, due 08/12/14	998,739
957,000		Citigroup, Inc., 8.500%, due 05/22/19	1,082,114
2,214,000	@@	Credit Suisse/New York NY, 5.300%, due 08/13/19	2,274,462
1,155,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	814,668
4,239,000		Fifth Third Bancorp., 8.250%, due 03/01/38	3,961,104
3,599,000		First Tennessee Bank NA, 5.650%, due 04/01/16	2,961,761
1,299,000	L	Goldman Sachs Group, Inc., 5.250%, due 04/01/13	1,381,499
1,211,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	1,297,871
2,158,000		Goldman Sachs Group, Inc., 5.500%, due 11/15/14	2,286,487
1,759,000		Goldman Sachs Group, Inc., 6.000%, due 05/01/14	1,914,897

Principal Amount			Value

Banks: (continued)
$937,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	$992,513
2,400,000	@@	HSBC Bank PLC, 1.288%, due 06/29/49	1,392,000
2,356,000	@@, #	HSBC Capital Funding L.P./Jersey Channel Islands, 9.547%, due 12/29/49	2,403,120
1,073,000		JPMorgan Chase & Co., 4.650%, due 06/01/14	1,120,292
2,062,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	2,162,861
1,082,000		Morgan Stanley, 4.750%, due 04/01/14	1,075,088
4,216,000		Morgan Stanley, 7.300%, due 05/13/19	4,646,879
4,371,000		National City Preferred Capital Trust I, 12.000%, due 12/29/49	4,944,353
4,129,000	@@, #	Rabobank, 11.000%, due 12/29/49	5,072,146
1,055,000		Wachovia Bank NA, 6.000%, due 11/15/17	1,108,691
3,632,000		Wachovia Bank NA, 6.600%, due 01/15/38	4,000,190
411,000		Wachovia Corp., 5.250%, due 08/01/14	417,838
1,175,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49	1,039,875

			69,067,289

Beverages: 0.9%
2,768,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	2,956,733
2,896,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	3,432,582
1,088,000		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	1,238,866
598,000		Dr Pepper Snapple Group, Inc., 7.450%, due 05/01/38	747,197

			8,375,378

Building Materials: 0.1%
1,157,000	@@, #	Voto-Votorantim Overseas Trading Operations NV, 6.625%, due 09/25/19	1,158,446

			1,158,446

Chemicals: 0.5%
1,202,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	1,330,710
1,109,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	1,341,686
2,010,000		Dow Chemical Co., 7.600%, due 05/15/14	2,225,739

			4,898,135

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Coal: 0.1%
$1,155,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	$1,195,425

			1,195,425

Commercial Services: 0.5%
2,140,000		RR Donnelley & Sons Co., 8.600%, due 08/15/16	2,256,983
2,020,000	&, #	ServiceMaster Co, 10.750%, due 07/15/15	1,934,150

			4,191,133

Computers: 0.2%
1,935,000	@@	Seagate Technology, Inc., 6.800%, due 10/01/16	1,785,038

			1,785,038

Diversified Financial Services: 4.0%
3,911,000	@@, #	Aiful Corp., 4.450%, due 02/16/10	2,600,975
945,000		American Express Credit Corp., 5.125%, due 08/25/14	978,577
1,796,000		American Express Credit Corp., 7.300%, due 08/20/13	1,993,443
1,290,000		Capital One Bank USA NA, 6.500%, due 06/13/13	1,376,438
2,458,000		Capital One Bank USA NA, 8.800%, due 07/15/19	2,846,160
1,724,000		Capital One Capital V, 10.250%, due 08/15/39	1,909,825
1,277,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	1,173,981
2,604,000	@@	Credit Suisse/Guernsey, 5.860%, due 12/31/49	1,992,060
2,193,000		FIA Card Services NA, 6.625%, due 06/15/12	2,352,688
2,324,000		Fund American Cos., Inc., 5.875%, due 05/15/13	2,222,072
2,892,000		General Electric Capital Corp., 5.875%, due 01/14/38	2,660,903
1,425,000		General Electric Capital Corp., 6.000%, due 08/07/19	1,448,247
964,000	@@, #	Iberdrola Finance Ireland, Ltd., 3.800%, due 09/11/14	978,511
1,314,000	@@, #	Iberdrola Finance Ireland, Ltd., 5.000%, due 09/11/19	1,325,838
4,385,000		International Lease Finance Corp., 6.625%, due 11/15/13	3,479,883
3,178,000	@@, #	Mantis Reef Ltd., 4.799%, due 11/03/09	3,170,344
2,274,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	2,426,788
824,000		National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	1,091,520
DKK 26	@@, I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	5

Principal Amount			Value

Diversified Financial Services: (continued)
$216,549	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	$221,188
1,583,000	#, ±	Twin Reefs Pass-through Trust, due 12/10/49	5,145

			36,254,591

Electric: 4.9%
2,025,000	@@, #	Abu Dhabi National Energy Co., 4.750%, due 09/15/14	2,031,139
975,000		AES Corp., 8.000%, due 10/15/17	985,969
1,467,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	1,468,740
688,000	#	Allegheny Energy Supply Co. LLC, 6.750%, due 10/15/39	696,850
1,191,000		Ameren Corp., 8.875%, due 05/15/14	1,340,018
249,000		Commonwealth Edison Co., 6.150%, due 03/15/12	270,355
5,312,000		Commonwealth Edison Co., 6.950%, due 07/15/18	6,026,432
1,571,000		DTE Energy Co., 7.050%, due 06/01/11	1,672,009
112,000		DTE Energy Co., 7.625%, due 05/15/14	123,748
1,825,000		Duke Energy Corp., 3.950%, due 09/15/14	1,854,078
923,000		Duke Energy Corp., 6.300%, due 02/01/14	1,022,067
1,282,000		Entergy Texas, Inc., 7.125%, due 02/01/19	1,438,703
898,000		Exelon Generation Co. LLC, 6.250%, due 10/01/39	919,686
696,000	#	FirstEnergy Solutions Corp., 4.800%, due 02/15/15	715,995
896,000	#	FirstEnergy Solutions Corp., 6.050%, due 08/15/21	927,855
1,180,000		Indiana Michigan Power, 7.000%, due 03/15/19	1,362,237
812,000		Jersey Central Power and Light, 7.350%, due 02/01/19	960,441
374,818	#	Juniper Generation, LLC, 6.790%, due 12/31/14	344,068
2,391,000		Metropolitan Edison, 7.700%, due 01/15/19	2,829,371
709,000		Nevada Power Co., 7.125%, due 03/15/19	807,876
3,977,000		NorthWestern Corp., 5.875%, due 11/01/14	4,195,644
1,713,000		Oncor Electric Delivery Co., 6.800%, due 09/01/18	1,974,375
2,318,000		Oncor Electric Delivery Co., 7.500%, due 09/01/38	2,995,646
1,218,000		Progress Energy, Inc., 6.050%, due 03/15/14	1,337,162

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Electric: (continued)
$957,000		Progress Energy, Inc., 7.050%, due 03/15/19	$1,116,247
1,949,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	2,081,947
2,425,000		Southwestern Electric Power, 5.550%, due 01/15/17	2,492,822

			43,991,480

Electronics: 0.2%
1,365,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	1,392,300

			1,392,300

Energy - Alternate Sources: 0.0%
1,800,000		Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	180
2,200,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	220
277,964	I	PEA Lima, LLC, due 03/20/14	28

			428

Entertainment: 0.6%
1,170,000		AMC Entertainment, Inc., 8.750%, due 06/01/19	1,213,875
1,945,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	1,964,450
1,405,000	#	Warner Music Group, 9.500%, due 06/15/16	1,489,300
485,000	+	WMG Holdings Corp., 0.000% (step rate 9.500%), due 12/15/14	469,238

			5,136,863

Food: 0.8%
2,918,000		Kraft Foods, Inc., 6.125%, due 08/23/18	3,100,416
732,000		Kraft Foods, Inc., 6.500%, due 08/11/17	793,065
1,054,000		Safeway, Inc., 6.250%, due 03/15/14	1,165,528
2,150,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	2,268,250

			7,327,259

Forest Products & Paper: 0.1%
1,054,000		Domtar Corp., 10.750%, due 06/01/17	1,185,750

			1,185,750

Gas: 0.3%
2,775,000		Sempra Energy, 6.500%, due 06/01/16	3,071,786

			3,071,786

Healthcare - Products: 0.2%
1,950,000	&	Biomet, Inc., 10.375%, due 10/15/17	2,081,625

			2,081,625

Principal Amount			Value

Healthcare - Services: 0.5%
$1,080,000		HCA, Inc., 9.250%, due 11/15/16	$1,119,150
1,950,000	&	HCA, Inc., 9.625%, due 11/15/16	2,032,875
1,054,000	#	US Oncology, Inc., 9.125%, due 08/15/17	1,114,605

			4,266,630

Holding Companies - Diversified: 0.2%
1,998,000	@@, #	Hutchison Whampoa International Ltd., 4.625%, due 09/11/15	1,988,214

			1,988,214

Home Builders: 0.1%
863,000		Toll Brothers Finance Corp., 6.750%, due 11/01/19	861,909

			861,909

Hotels: 0.1%
480,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	466,800

			466,800

Household Products/Wares: 0.0%
229,000	#	ACCO Brands Corp., 10.625%, due 03/15/15	240,450

			240,450

Insurance: 2.4%
4,313,000	@@	Aegon NV, 3.598%, due 12/31/49	2,020,641
3,058,000		American International Group, Inc., 5.850%, due 01/16/18	2,217,350
1,739,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	1,740,567
1,326,000		Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	1,259,681
1,432,000		Lincoln National Corp., 8.750%, due 07/01/19	1,659,006
2,748,000		Metlife, Inc., 7.717%, due 02/15/19	3,240,722
2,020,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	2,322,671
1,118,000		Principal Financial Group, Inc., 7.875%, due 05/15/14	1,236,669
756,000		Prudential Financial, Inc., 4.750%, due 09/17/15	751,658
886,000		Prudential Financial, Inc., 5.700%, due 12/14/36	796,529
1,562,000		Prudential Financial, Inc., 6.000%, due 12/01/17	1,585,628
1,404,000		Prudential Financial, Inc., 6.625%, due 12/01/37	1,438,328
795,000		Prudential Financial, Inc., 7.375%, due 06/15/19	888,793
787,000		UnumProvident Corp., 7.125%, due 09/30/16	797,368

			21,955,611

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Investment Companies: 0.1%
$881,000	@@, #	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	$916,658

			916,658

Iron/Steel: 0.6%
2,481,000	@@	ArcelorMittal, 9.850%, due 06/01/19	2,939,305
2,694,000	@@, #	CSN Islands XI Corp., 6.875%, due 09/21/19	2,724,308

			5,663,613

Lodging: 0.3%
2,375,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	2,441,438

			2,441,438

Machinery - Diversified: 0.1%
1,250,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	1,250,000

			1,250,000

Media: 4.2%
1,920,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	1,992,000
824,000		Comcast Corp., 5.300%, due 01/15/14	882,577
1,215,000		Comcast Corp., 5.700%, due 05/15/18	1,279,582
769,000		Comcast Corp., 5.900%, due 03/15/16	827,557
97,000		Comcast Corp., 6.300%, due 11/15/17	106,442
1,254,000		Comcast Corp., 6.500%, due 01/15/17	1,378,363
1,652,000	#	COX Communications, Inc., 6.250%, due 06/01/18	1,755,557
1,416,000	#	COX Communications, Inc., 6.950%, due 06/01/38	1,532,264
451,000	#	Cox Communications, Inc., 8.375%, due 03/01/39	558,076
1,255,000	#	Cox Enterprises, Inc., 7.375%, due 07/15/27	1,361,934
998,000	#	DirecTV Holdings, LLC, 5.875%, due 10/01/19	996,753
647,000		Discovery Communications, LLC, 5.625%, due 08/15/19	665,201
1,080,000		Echostar DBS Corp., 7.125%, due 02/01/16	1,077,300
1,955,000	#	Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19	2,018,538
218,000	#	News America, Inc., 5.650%, due 08/15/20	221,439
1,971,000		News America, Inc., 6.150%, due 03/01/37	1,934,814
1,598,000		News America, Inc., 6.650%, due 11/15/37	1,670,027
3,204,000		News America, Inc., 6.900%, due 03/01/19	3,581,566
1,842,000		Time Warner Cable, Inc., 6.750%, due 07/01/18	2,038,370

Principal Amount			Value

Media: (continued)
$3,475,000		Time Warner Cable, Inc., 8.750%, due 02/14/19	$4,288,136
648,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	781,032
1,921,000		Time Warner, Inc., 5.500%, due 11/15/11	2,043,435
2,656,000		Time Warner, Inc., 7.700%, due 05/01/32	3,011,888
1,101,000		Viacom, Inc., 4.250%, due 09/15/15	1,099,544
568,000		Viacom, Inc., 5.625%, due 09/15/19	578,414

			37,680,809

Mining: 0.6%
1,183,000		Newmont Mining Corp., 5.125%, due 10/01/19	1,184,769
780,000		Newmont Mining Corp., 6.250%, due 10/01/39	777,314
1,114,000	@@	Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	1,315,988
1,705,000	@@	Vale Overseas Ltd., 5.625%, due 09/15/19	1,742,815

			5,020,886

Miscellaneous Manufacturing: 0.9%
520,000	@@, #	Bombardier, Inc., 8.000%, due 11/15/14	535,600
3,321,000		General Electric Co., 5.250%, due 12/06/17	3,413,812
3,230,000	@@	Tyco International Finance, 8.500%, due 01/15/19	3,943,775

			7,893,187

Oil & Gas: 1.0%
1,081,000		Chesapeake Energy Corp., 7.250%, due 12/15/18	1,026,950
1,171,000		Hess Corp., 8.125%, due 02/15/19	1,409,173
1,413,000		Marathon Oil Corp., 6.500%, due 02/15/14	1,557,454
1,005,000		Marathon Oil Corp., 7.500%, due 02/15/19	1,161,196
1,263,000	@@, #, S	Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, due 08/14/19	1,436,663
1,920,000		Plains Exploration & Production Co., 8.625%, due 10/15/19	1,953,600
967,000	@@	Shell International Finance BV, 4.300%, due 09/22/19	973,696

			9,518,732

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Oil & Gas Services: 0.2%
$1,217,000	@@	Weatherford International, Ltd., 9.625%, due 03/01/19	$1,525,972

			1,525,972

Packaging & Containers: 0.1%
631,000	#	Solo Cup Co., 10.500%, due 11/01/13	672,015

			672,015

Pharmaceuticals: 0.2%
1,022,000		Express Scripts, Inc., 6.250%, due 06/15/14	1,124,272
255,000		Express Scripts, Inc., 7.250%, due 06/15/19	300,023

			1,424,295

Pipelines: 1.4%
2,023,000		Enbridge Energy Partners, 9.875%, due 03/01/19	2,516,438
1,744,000		Energy Transfer Partners, 9.700%, due 03/15/19	2,162,225
906,000		Northwest Pipeline Corp., 7.000%, due 06/15/16	1,032,112
1,150,000		Plains All American Pipeline L.P., 4.250%, due 09/01/12	1,183,023
2,217,000		Plains All American Pipeline LP, 5.750%, due 01/15/20	2,238,456
776,000	@@	Trans-Canada Pipelines, 7.125%, due 01/15/19	917,140
861,000	@@	Trans-Canada Pipelines, 7.625%, due 01/15/39	1,102,368
1,262,000		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	1,399,168
249,000		Williams Cos., Inc., 8.750%, due 01/15/20	286,762

			12,837,692

Regional Malls: 0.2%
1,769,000		Simon Property Group, Inc., 6.750%, due 05/15/14	1,899,101

			1,899,101

Retail: 0.9%
2,397,000		CVS Caremark Corp., 6.125%, due 09/15/39	2,446,704
1,026,000		CVS Caremark Corp., 6.600%, due 03/15/19	1,158,647
1,345,000	#	Limited Brands, 8.500%, due 06/15/19	1,409,374
805,000	#	QVC, Inc., 7.500%, due 10/01/19	810,031
1,950,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	2,106,000
568,000		Yum! Brands, Inc., 5.300%, due 09/15/19	571,653

			8,502,409

Principal Amount			Value

Telecommunications: 3.4%
$1,903,000		AT&T, Inc., 6.550%, due 02/15/39	$2,081,808
2,512,000		AT&T, Inc., 6.700%, due 11/15/13	2,848,575
725,000	@@	British Telecommunications PLC, 5.150%, due 01/15/13	755,877
1,792,000	@@	British Telecommunications PLC, 5.950%, due 01/15/18	1,818,221
1,612,000		CenturyTel, Inc., 7.600%, due 09/15/39	1,611,131
970,000		Cricket Communications, Inc., 9.375%, due 11/01/14	989,400
1,043,000		Cricket Communications, Inc., 10.000%, due 07/15/15	1,076,898
1,466,000		Embarq Corp., 6.738%, due 06/01/13	1,591,025
1,040,000		Embarq Corp., 7.995%, due 06/01/36	1,089,674
730,000		Frontier Communications Corp., 8.125%, due 10/01/18	738,213
1,949,000	@@, #	Intelsat Subsidiary Holding Co. Ltd., 8.875%, due 01/15/15	1,983,108
975,000	L	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	1,001,813
980,000		Nextel Communications, Inc., 5.950%, due 03/15/14	872,200
1,054,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	1,046,095
1,080,000		Sprint Nextel Corp., 6.000%, due 12/01/16	969,300
1,251,000	@@	Telefonica Emisones SAU, 5.855%, due 02/04/13	1,363,551
660,000	@@	Telefonica Emisones SAU, 5.877%, due 07/15/19	718,447
350,000		Verizon Communications, Inc., 7.350%, due 04/01/39	416,403
2,142,000		Verizon Communications, Inc., 8.950%, due 03/01/39	2,943,763
4,221,000	#	Verizon Wireless Capital LLC, 5.550%, due 02/01/14	4,565,953

			30,481,455

Transportation: 0.6%
1,958,000		CSX Corp., 6.250%, due 04/01/15	2,167,578
2,693,000		CSX Corp., 7.450%, due 04/01/38	3,333,018

			5,500,596

		Total Corporate Bonds/Notes (Cost $339,393,350)	360,028,352

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.8%
Federal Home Loan Mortgage Corporation##: 11.4%
$239,727	S	0.593%, due 02/15/32	$235,662
548,388	S	1.206%, due 04/15/32	539,987
1,748,996	S	3.343%, due 03/15/38	1,610,027
4,363,681	S, ^	4.936%, due 03/15/33	4,526,976
461,856	S	4.966%, due 04/01/35	484,813
11,763,000	W	5.000%, due 11/15/34	12,110,373
4,880,223	S, ^	5.000%, due 05/15/17-01/15/29	294,095
25,431,728	S	5.000%, due 08/15/16-02/15/35	26,701,038
32,463,262	S	5.500%, due 08/15/20-02/15/34	34,042,466
5,376,000	W	6.000%, due 11/01/33	5,657,401
1,443,148	S, ^	6.000%, due 04/15/33	174,976
8,961,639	S	6.000%, due 12/01/28-10/15/32	9,695,106
18,489,252	S, ^	6.157%, due 10/15/37	1,996,701
4,000,000	W	6.500%, due 11/15/34	4,250,624
39,917	S	6.500%, due 01/01/24	43,039
5,426,543	S, ^	6.507%, due 05/15/35	704,269
94,577	S	7.000%, due 11/01/31-03/01/32	103,961
6,556	S	7.500%, due 11/01/28	7,411

			103,178,925

Federal National Mortgage Association##: 16.1%
324,339	S	0.386%, due 04/25/35	298,706
119,920	S	0.596%, due 08/25/33	117,322
243,417	S	0.644%, due 04/18/28	239,923
285,551	S	0.764%, due 10/25/33	280,169
250,161	S	0.796%, due 01/25/32	247,059
2,789,955	S, ^	4.000%, due 11/01/18	255,099
2,039,000	W	4.500%, due 10/15/18	2,111,639
13,147,662	S	5.000%, due 02/25/29-07/01/36	13,676,644
989,939	S	5.013%, due 07/01/35	1,042,079
601,442	S	5.253%, due 08/01/35	632,941
34,542,000	W	5.500%, due 10/15/35	36,134,179
9,031,296	S	5.500%, due 02/01/18-01/01/39	9,494,471
37,263,000	W	6.000%, due 10/14/39	39,318,278
2,152,595	S, ^	6.000%, due 08/25/33	361,310
13,500,264	S	6.000%, due 08/01/16-08/01/38	14,410,765
8,124,837	S, ^	6.204%, due 04/25/37	868,431
4,596,427	S, ^	6.344%, due 06/25/36	496,943
2,489,191	S, ^	6.354%, due 08/25/25	137,276
3,843,370	S, ^	6.454%, due 08/25/26	507,604
9,092,668	S, ^	6.494%, due 01/25/37	1,058,317
12,193,000	W	6.500%, due 10/01/31	13,033,171
1,271,517	S	6.500%, due 01/01/23-05/01/37	1,370,192
27,990,736	S, ^	6.504%, due 10/25/35	4,002,952
315,434	S	7.000%, due 12/01/27-03/01/32	348,738
1,860,628	S, ^	7.443%, due 02/17/29	258,943
870,271	S	7.500%, due 10/01/30-01/25/48	962,650
187,776	S	27.615%, due 02/25/34	235,789
2,931,001	S	28.215%, due 03/25/35	3,898,565

			145,800,155

Principal Amount			Value

Government National Mortgage Association: 5.3%
$4,394	S	4.375%, due 04/20/28	$4,495
6,747,000	W	4.500%, due 11/15/35	6,825,009
1,984,891	S	4.500%, due 04/15/39	2,019,006
1,480,000	W	5.000%, due 03/15/38	1,526,019
38,786,918	S, ^	5.000%, due 04/20/38-06/16/39	5,461,542
7,569,000	W	5.500%, due 11/01/32	7,915,516
4,079,735	S	5.500%, due 09/15/38	4,289,458
3,640,881		5.500%, due 03/20/39	3,832,000
33,123,859	S, ^	5.954%, due 06/20/38-04/20/39	3,106,337
5,598,000	W	6.000%, due 10/01/32	5,910,268
1,241,744	S	6.000%, due 10/15/38	1,313,726
17,829,264	S, ^	6.054%, due 05/20/39	1,596,823
15,528,103	S, ^	6.154%, due 04/20/38	1,629,589
3,344,527	S, ^	6.259%, due 05/16/38	379,607
19,880,059	S, ^	6.304%, due 01/20/38	1,659,394
186,212	S	6.500%, due 02/15/26-09/15/32	200,821
93,011	S	7.000%, due 04/15/26-05/15/32	102,463
134,974	S	7.500%, due 12/15/22-05/15/32	151,022
521,131	S, ^	8.009%, due 06/16/31	77,595

			48,000,690

		Total U.S. Government Agency Obligations (Cost $286,792,876)	296,979,770

U.S. TREASURY OBLIGATIONS: 16.4%
U.S. Treasury Notes: 16.4%
9,125,000	S	1.000%, due 08/31/11	9,143,898
3,165,000		1.000%, due 09/30/11	3,168,463
5,390,000		1.375%, due 09/15/12	5,382,422
18,155,000		1.750%, due 08/15/12	18,347,915
11,699,000	S	2.375%, due 08/31/14	11,746,533
2,594,000		2.375%, due 09/30/14	2,601,504
50,574,000	L	3.625%, due 08/15/19	51,925,287
45,135,000	S	4.250%, due 05/15/39	46,707,684

		Total U.S. Treasury Obligations (Cost $147,182,426)	149,023,706

ASSET-BACKED SECURITIES: 3.6%
Automobile Asset-Backed Securities: 2.2%
2,317,000	#, S	Bank of America Auto Trust, 2.130%, due 09/15/13	2,322,170
1,737,000	#, S	Bank of America Auto Trust, 2.670%, due 07/15/13	1,755,801
1,372,000	S	Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	1,395,013
3,661,000	S	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	3,739,542
1,507,000	S	Harley-Davidson Motorcycle Trust, 5.520%, due 11/15/13	1,591,664
1,029,000	S	Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	1,045,249

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Automobile Asset-Backed Securities: (continued)
$1,607,000	S	Honda Auto Receivables Owner Trust, 4.880%, due 09/18/14	$1,692,185
887,000	S	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	888,257
1,188,000	@@	Mercedes-Benz Auto Receivables Trust, 1.670%, due 01/15/14	1,187,970
866,000	@@	Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	865,825
1,178,000	S	Nissan Auto Receivables Owner Trust, 2.940%, due 07/15/11	1,193,040
605,250	S	Nissan Auto Receivables Owner Trust, 4.280%, due 06/16/14	630,832
484,000	S	Nissan Auto Receivables Owner Trust, 4.460%, due 04/16/12	500,441
1,465,000	S	USAA Auto Owner Trust, 5.070%, due 06/15/13	1,541,526

			20,349,515

Home Equity Asset-Backed Securities: 0.5%
290,059	S	Freddie Mac Structured Pass-through Securities, 0.496%, due 05/25/31	202,558
67,547	S	Freddie Mac Structured Pass-through Securities, 0.546%, due 01/25/32	59,548
2,648,856	S	GSAA Trust, 5.242%, due 06/25/34	2,460,362
1,384,000	#, S	Irwin Home Equity, 5.960%, due 08/25/37	446,203
40,848	S	Merrill Lynch Mortgage Investors Trust, 0.606%, due 07/25/34	28,618
935,320	S	Morgan Stanley Capital, Inc., 1.446%, due 06/25/33	561,425
72,722	S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	71,052
75,704	S	Residential Asset Securities Corp., 0.846%, due 06/25/32	26,289
588,116	S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 06/25/37	534,640
224,588		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	219,779

			4,610,474

Other Asset-Backed Securities: 0.9%
27,400	S	Amortizing Residential Collateral Trust, 0.496%, due 05/25/32	16,440
1,026,446	S	Bear Stearns Asset-Backed Securities, Inc., 0.626%, due 06/25/36	581,037

Principal Amount			Value

Other Asset-Backed Securities: (continued)
$173,541	S	CenterPoint Energy Transition Bond Co., LLC, 4.192%, due 02/01/20	$182,633
149,538	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.846%, due 07/25/33	124,754
21,604	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	21,233
1,982,753	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	1,853,183
1,382,660	S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	1,068,045
1,456,000	#, S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	1,113,722
1,188,000	#, S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	665,235
892,753	S	Equity One, Inc., 5.050%, due 09/25/33	761,480
2,720,000	#, S, I	Hudson Mezzanine Funding, 0.994%, due 06/12/42	3
753,943	S	Lehman XS Trust, 0.526%, due 08/25/35	412,267
53,523	S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	52,802
233,850	S	Residential Asset Mortgage Products, Inc., 0.516%, due 07/25/35	201,238
4,913	S	Residential Asset Mortgage Products, Inc., 0.866%, due 06/25/33	2,743
910,640	S	Structured Asset Securities Corp., 4.910%, due 06/25/33	669,904

			7,726,719

		Total Asset-Backed Securities (Cost $38,954,029)	32,686,708

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.1%
206,968	S	ABN Amro Mortgage Corp., 0.746%, due 03/25/18	185,346
481,092	S	American Home Mortgage Assets, 1.691%, due 02/25/47	80,836
2,069,033	S	American Home Mortgage Assets, 1.901%, due 09/25/46	409,765
4,138,693	S	American Home Mortgage Investment Trust, 0.536%, due 11/25/45	2,179,609
5,151,845	S	American Home Mortgage Investment Trust, 0.626%, due 11/25/45	1,549,663

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,614,430	S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	$1,615,226
767,836	S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	786,971
1,000,000	S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	1,052,762
4,664,661	#, S	Banc of America Funding Corp., 5.250%, due 08/26/35	4,314,812
4,741,226	S	Banc of America Funding Corp., 5.258%, due 09/20/35	3,286,480
2,170,864	S	Banc of America Mortgage Securities, Inc., 5.145%, due 09/25/35	1,943,128
696,850	S	Bear Stearns Alternative-A Trust, 0.566%, due 07/25/34	452,957
696,000	S	Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	696,346
97,032	S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	98,242
6,151,608	S	Chase Mortgage Finance Corp., 5.405%, due 12/25/35	5,257,348
1,997,245	S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	1,851,823
121,217	S	Citicorp Mortgage Securities, Inc., 0.696%, due 03/25/33	114,945
712,000	S	Citigroup Commercial Mortgage Trust, 5.888%, due 12/10/49	621,670
4,458,996	#, S	Citigroup Mortgage Loan Trust, Inc., 18.984%, due 10/25/35	4,213,751
4,420,000	S	Commercial Mortgage Pass-through Certificates, 6.010%, due 12/10/49	3,994,149
32,343	S	Countrywide Alternative Loan Trust, 0.646%, due 02/25/33	30,296
357,212	S	Countrywide Alternative Loan Trust, 0.796%, due 04/25/33	295,355
1,195,388	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.566%, due 04/25/35	213,915
306,338	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.746%, due 04/25/18	246,912

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,660,193	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	$1,184,137
334,013	S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	337,373
2,000,000	S	Fannie Mae, 5.000%, due 05/25/32	2,084,503
923,000	S	First Horizon Asset Securities, Inc., 5.750%, due 02/25/36	828,260
1,151,456	S	First Horizon Mortgage Pass-through Trust, 5.500%, due 12/25/35	1,038,291
408,067	S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	412,880
178,267	S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	183,292
930,000	S	GE Capital Commercial Mortgage Corp., 6.531%, due 05/15/33	969,540
4,564,321	S	GMAC Mortgage Corp. Loan Trust, 4.980%, due 06/25/34	4,041,981
2,692,415	S	GMAC Mortgage Corp. Loan Trust, 5.254%, due 03/18/35	2,558,035
1,618,070	S	GMAC Mortgage Corp. Loan Trust, 5.463%, due 11/19/35	1,382,217
39,157	S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	38,933
4,285,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	3,807,771
4,630,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	4,180,558
1,500,000	S	GSMS RR1JPA5.3739 9/17/39, 5.374%, due 09/17/39	1,408,650
325,699	S	GSR Mortgage Loan Trust, 0.746%, due 06/25/35	242,130
1,179,014	S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	1,058,621
504,803	S	Harborview Mortgage Loan Trust, 0.596%, due 01/19/35	278,596
274,382	S	Homebanc Mortgage Trust, 1.106%, due 08/25/29	164,604
205,012	S	JPMorgan Alternative Loan Trust, 5.508%, due 01/25/36	139,167
124,584,459	S, ^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.274%, due 02/15/51	881,585
140,543	S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	142,894

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$746,172	S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	$760,274
5,110,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	4,391,356
92,854	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.023%, due 04/15/45	94,238
544,782	S	JPMorgan Commercial Mortgage Finance Corp., 7.371%, due 08/15/32	548,444
3,797,602	S	JPMorgan Mortgage Trust, 5.294%, due 07/25/35	3,529,676
190,509	S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	190,934
640,000	S	LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	603,554
1,000,000	S	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	912,931
2,747,000	S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	2,632,823
2,300,000	S	LB-UBS Commercial Mortgage Trust, 6.080%, due 06/15/38	2,182,980
3,000,000	S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	3,147,534
2,002,928	S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	2,047,135
1,382,657	S	Luminent Mortgage Trust, 0.446%, due 10/25/46	635,931
19,124	S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	16,631
175,927	S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	166,262
460,690	S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	454,553
1,132,935	#, S	MASTR Reperforming Loan Trust, 0.606%, due 07/25/35	953,370
706,292	S	MLCC Mortgage Investors, Inc., 0.476%, due 04/25/29	616,130
452,289	S	MLCC Mortgage Investors, Inc., 0.566%, due 10/25/28	358,826
239,952	S	MLCC Mortgage Investors, Inc., 0.566%, due 01/25/29	203,452
362,625	S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	368,392

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$678,380	S	Morgan Stanley Dean Witter Capital I, 7.200%, due 10/15/33	$698,268
1,621,000	S	New York Mortgage Trust, Inc., 5.651%, due 05/25/36	1,214,217
1,016,543	S	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,085,599
169,519	S	Prime Mortgage Trust, 0.746%, due 02/25/35	97,748
1,658,010	S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	1,671,029
268,064	S	Residential Funding Mortgage Sec I, 0.646%, due 11/25/17	189,705
101,760	S	Salomon Brothers Mortgage Securities VII, 7.520%, due 02/18/32	102,009
342,928	S	Sequoia Mortgage Trust, 0.516%, due 01/20/35	242,980
452,138	S	Structured Adjustable Rate Mortgage Loan Trust, 0.556%, due 07/25/35	239,155
693,347	S	Structured Asset Mortgage Investments, Inc., 0.486%, due 04/19/35	376,318
2,642,034	S	Structured Asset Mortgage Investments, Inc., 3.198%, due 12/27/35	1,365,675
433,374	S	Thornburg Mortgage Securities Trust, 0.596%, due 12/25/33	347,290
1,623,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	1,465,103
880,960		Wachovia Bank Commercial Mortgage Trust, 5.506%, due 03/15/45	899,574
1,280,000	S	Wachovia Bank Commercial Mortgage Trust, 5.558%, due 03/15/45	1,238,803
369,956		Washington Mutual Mortgage Pass-through Certificates, 0.556%, due 01/25/45	233,488
397,680		Washington Mutual Mortgage Pass-through Certificates, 0.566%, due 08/25/45	251,178
815,474	S	Washington Mutual Mortgage Pass-through Certificates, 0.646%, due 08/25/45	333,848
413,945		Washington Mutual Mortgage Pass-through Certificates, 0.670%, due 06/25/44	266,331
418,659	S	Washington Mutual Mortgage Pass-through Certificates, 0.746%, due 01/25/18	301,839
1,485,101		Washington Mutual Mortgage Pass-through Certificates, 1.601%, due 03/25/47	770,936
2,717,229		Washington Mutual Mortgage Pass-through Certificates, 1.711%, due 07/25/47	1,455,827

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$ 1,958,838		Washington Mutual Mortgage Pass-through Certificates, 1.741%, due 11/25/46	$922,655
4,917,189		Washington Mutual Mortgage Pass-through Certificates, 1.891%, due 06/25/46	2,415,371
5,200,908	S	Washington Mutual Mortgage Pass-through Certificates, 5.232%, due 01/25/36	4,457,236
1,370,767		Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,243,307
5,058,400	S	Wells Fargo Mortgage-Backed Securities Trust, 4.418%, due 10/25/35	4,388,613
1,826,000		Wells Fargo Mortgage-Backed Securities Trust, 4.769%, due 07/25/34	1,743,919
1,324,620		Wells Fargo Mortgage-Backed Securities Trust, 4.868%, due 08/25/34	1,281,876

		Total Collateralized Mortgage Obligations (Cost $132,992,084)	118,971,648

OTHER BONDS: 2.8%
Foreign Government Bonds: 2.8%
BRL 9,568,000	S	Brazil Notas do Tesouro Nacional, 6.000%, due 08/15/12	9,952,605
BRL 21,117,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	10,754,758
$ 4,515,000		Indonesia Government International Bond, due 01/25/12	4,515,000

		Total Other Bonds (Cost $22,789,633)	25,222,363

Shares			Value
PREFERRED STOCK: 0.3%
Diversified Financial Services: 0.3%
3,450	#, P	Zurich RegCaPS Funding Trust	$2,395,594

		Total Preferred Stock (Cost $3,277,500)	2,395,594

		Total Long-Term Investments (Cost $971,381,898)	985,308,141

SHORT-TERM INVESTMENTS: 1.9%
Affiliated Mutual Fund: 1.4%
12,331,000	S	ING Institutional Prime Money Market Fund - Class I	12,331,000

		Total Mutual Fund (Cost $12,331,000)	12,331,000

Principal Amount			Value

Securities Lending Collateralcc: 0.5%
$2,326,001	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$2,326,001
3,329,856	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		2,663,885

	Total Securities Lending Collateral (Cost $5,655,857)		4,989,886

	Total Short-Term Investments (Cost $17,986,857)		17,320,886

	Total Investments in Securities (Cost $989,368,755)*	110.6%	$1,002,629,027
	Other Assets and Liabilities - Net	(10.6)	(96,459,447)

	Net Assets	100.0%	$906,169,580

@@	Foreign Issuer
&	Payment-in-kind
MASTR	Mortgage Asset Securitization Transaction, Inc.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. These securities amount to $107,212,543 or 11.83% of the Fund’s net assets at September 30, 2009.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securites lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at September 30, 2009.
±	Defaulted security

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
BRL	Brazilian Real
DKK	Danish Krone
*	Cost for federal income tax purposes is $989,847,081.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,596,524
Gross Unrealized Depreciation	(37,814,578)

Net Unrealized Appreciation	$12,781,946

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Asset Table
Investments, at value
Preferred Stock	$—	$2,395,594	$—	$2,395,594
Corporate Bonds/Notes	—	359,579,924	448,428	360,028,352
U.S. Government Agency Obligations	—	296,979,770	—	296,979,770
U.S. Treasury Obligations	—	149,023,706	—	149,023,706
Asset-Backed Securities	—	32,670,265	16,443	32,686,708
Collateralized Mortgage Obligations	—	109,034,435	9,937,213	118,971,648
Other Bonds	—	14,467,605	10,754,758	25,222,363
Short-Term Investments	14,657,001	2,663,885	—	17,320,886

Total Investments, at value	$14,657,001	$966,815,184	$21,156,842	$1,002,629,027

Other Financial Instruments++:
Forward foreign currency contracts	—	31,832	—	31,832
Futures	127,535	—	—	127,535
Swaps	—	3,864,421	—	3,864,421

Total Assets	$14,784,536	$970,711,437	$21,156,842	$1,006,652,815

Liabilities Table
Other Financial Instruments++:
Futures	(1,647,041)	—	—	(1,647,041)
Swaps	—	(3,363,502)	—	(3,363,502)

Total Liabilities	$(1,647,041)	$(3,363,502)	$—	$(5,010,543)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended September 30, 2009:

	Beginning Balance at 03/31/2009	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 09/30/2009
Asset Table
Investments, at value
Corporate Bonds/Notes	$751,552	$—	$—	$—	$(303,698)	$(127,961)	$(338,397)	$466,932	$—	$—	$448,428
Asset-Backed Securities	1,360	—	—	—	—	—	—	(1,357)	16,440	—	16,443
Collateralized Mortgage Obligations	224,602	9,899,039	—	—	(780,950)	3,236	(149,876)	822,302	—	(81,140)	9,937,213
Other Bonds	3,692,800	22,419,727	—	—	(16,433,292)	(276,373)	1,661,240	2,097,877	—	(2,407,221)	10,754,758

Total Investments, at value	$4,670,314	$32,318,766	$—	$—	$(17,517,940)	$(401,098)	$1,172,967	$3,385,754	$16,440	$(2,488,361)	$21,156,842

As of September 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $1,670,988.

“Fair value” for purposes of ASC 820 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

+	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

At September 30, 2009 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For USD	Value	Unrealized Appreciation (Depreciation)
Indonesian Rupiah IDR 22,215,690,200	BUY	10/15/09	2,285,800	2,291,882	$6,082
Indian Rupee INR 221,877,202	BUY	10/15/09	4,581,400	4,607,150	25,750

					$31,832

ING Intermediate Bond Fund Open Futures Contracts on September 30, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	92	12/31/09	$126,989
U.S. Treasury 10-Year Note	19	12/21/09	546

			$127,535

Short Contracts
U.S. Treasury 2-Year Note	397	12/31/09	$(124,481)
U.S. Treasury 30-Year Bond	624	12/21/09	(1,522,560)

			$(1,647,041)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

ING Intermediate Bond Fund Credit Default Swap Agreements Outstanding on September 30, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount(2)	Market Value(3)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/11	Buy	(2.650)	09/20/11	USD	1,287,500	$(6,250)	$—	$(6,250)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	640,000	184,292	171,852	12,440
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	1,311,000	377,509	337,858	39,651
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	5,079,000	1,462,525	712,315	750,210

							$2,018,076	$1,222,025	$796,051

Credit Default Swaps on Credit Indices — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount(2)	Market Value(3)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.EM.11 Index	Sell	5.000	06/20/14	USD	9,311,000	$925,640	$703,541	$222,099
Barclays Bank PLC	CDX.EM.11 Index	Sell	5.000	06/20/14	USD	9,148,000	909,436	692,187	217,249

							$1,835,076	$1,395,728	$439,348

Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 09/30/09 (%)(5)		Notional Amount(2)	Market Value(3)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Inc. 7.875%, 10/15/11	Sell	2.600	09/20/11	2.40	USD	1,288,000	$5,019	$—	$5,019
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	36.27	USD	641,000	(373,416)	(191,514)	(181,902)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	36.27	USD	1,311,000	(763,727)	(427,292)	(336,435)
Goldman Sachs International	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	36.27	USD	1,271,000	(740,425)	(374,935)	(365,490)
JPMorgan Chase Bank, N.A. New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	36.27	USD	2,540,000	(1,479,684)	(376,018)	(1,103,666)

								$(3,352,233)	$(1,369,759)	$(1,982,474)

(1)

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that paticular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

(2)

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)

The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in the table above and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable*	$170,250
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	31,832
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments made	3,864,421

Total Asset Derivatives		$4,066,503

Liability Derivatives
Interest rate contracts	Payable for futures variation margin*	$80,647
Credit contracts	Unrealized depreciation on swap agreements, net of upfront payments received	3,363,502

Total Liability Derivatives		$3,444,149

*	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2009 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$80,208	$(44,800)	$35,408
Foreign exchange contracts	(291,677)	—	—	—	(291,677)
Interest rate contracts	—	3,052,084	—	—	3,052,084

Total	$(291,677)	$3,052,084	$80,208	$(44,800)	$2,795,815

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$237,125	$—	$237,125
Foreign exchange contracts	1,304,940	—	—	—	1,304,940
Interest rate contracts	—	488,367	—	—	488,367

Total	$1,304,940	$488,367	$237,125	$—	$2,030,432

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 3.8%
$15,000,000		BNP Paribas, 0.210%, due 10/28/09	$15,000,000
10,750,000	@@	Credit Suisse New York, 0.885%, due 08/12/10	10,750,000
12,000,000		Rabobank USA Financial Corp., 0.400%, due 10/05/09	12,000,320

		Total Certificates of Deposit (Cost $37,750,320)	37,750,320

COMMERCIAL PAPER: 62.1%
8,500,000		ANZ National Bank Ltd., 0.390%, due 03/22/10	8,484,162
4,000,000		ANZ National Bank Ltd., 0.400%, due 03/04/10	3,993,156
4,000,000		ANZ National Bank Ltd., 0.700%, due 09/17/10	3,972,700
7,500,000		ASB Finance Ltd., 0.450%, due 01/22/10	7,489,406
8,000,000		ASB Finance Ltd., 0.500%, due 02/26/10	7,983,556
3,014,000		Barton Capital, LLC, 0.160%, due 10/05/09	3,013,933
5,000,000		Barton Capital, LLC, 0.170%, due 10/02/09	4,999,953
12,750,000		Barton Capital, LLC, 0.170%, due 10/20/09	12,748,789
6,197,000		Barton Capital, LLC, 0.230%, due 10/14/09	6,196,441
3,500,000		Barton Capital, LLC, 0.280%, due 01/14/10	3,497,142
6,500,000		Barton Capital, LLC, 0.290%, due 01/06/10	6,494,921
5,000,000		Cafco, LLC, 0.290%, due 01/15/10	4,995,731
18,500,000		Cafco, LLC, 0.300%, due 11/24/09	18,491,398
6,000,000		Cafco, LLC, 0.360%, due 01/07/10	5,994,120
9,500,000		Cafco, LLC, 0.360%, due 01/12/10	9,490,215
22,500,000		Ciesco, LLC, 0.300%, due 11/17/09	22,490,887
16,000,000		Ciesco, LLC, 0.360%, due 01/13/10	15,983,360
17,000,000		Concord Minutemen Capital Co., LLC, 0.550%, due 12/11/09	16,981,224
20,500,000		Concord Minutemen Capital Co., LLC, 1.000%, due 02/18/10	20,420,278
15,500,000		Crown Point Capital Co., 0.550%, due 12/11/09	15,482,881
3,000,000		Crown Point Capital Co., 0.960%, due 03/19/10	2,986,480
18,500,000		Crown Point Capital Co., 1.000%, due 02/17/10	18,428,569
6,000,000		Danske Corp., 0.210%, due 10/15/09	5,999,487
9,000,000		Danske Corp., 0.540%, due 12/18/09	8,989,275

Principal Amount		Value

COMMERCIAL PAPER: (continued)
$15,000,000	Dexia, 0.130%, due 10/01/09	$15,000,000
15,000,000	Dexia, 0.210%, due 10/05/09	14,999,567
5,276,000	Edison Asset Securities, LLC, 0.270%, due 11/25/09	5,273,824
8,000,000	Edison Asset Securities, LLC, 0.360%, due 03/09/10	7,987,280
12,000,000	Edison Asset Securities, LLC, 0.530%, due 10/30/09	11,994,716
9,500,000	Edison Asset Securities, LLC, 0.650%, due 10/20/09	9,496,591
5,000,000	Edison Asset Securities, LLC, 0.670%, due 10/21/09	4,998,056
5,250,000	Jupiter Securities Co., LLC, 0.170%, due 10/26/09	5,249,343
6,750,000	Jupiter Securities Co., LLC, 0.180%, due 10/13/09	6,749,549
15,000,000	Jupiter Securities Co., LLC, 0.180%, due 10/22/09	14,998,336
10,300,000	Jupiter Securities Co., LLC, 0.190%, due 10/15/09	10,299,198
11,500,000	Natexis Banques Populaires US Finance Co, LLC, 0.050%, due 10/02/09	11,499,967
8,000,000	Natexis Banques Populaires US Finance Co, LLC, 0.470%, due 12/15/09	7,992,000
8,000,000	Natexis Banques Populaires US Finance Co, LLC, 0.900%, due 05/21/10	7,953,600
14,500,000	Old Line Funding, LLC, 0.340%, due 10/15/09	14,497,968
14,500,000	Old Line Funding, LLC, 0.350%, due 02/25/10	14,479,277
7,750,000	Old Line Funding, LLC, 0.500%, due 02/18/10	7,734,931
1,500,000	Old Line Funding, LLC, 0.650%, due 01/20/10	1,496,994
7,000,000	Park Avenue Receivables, 0.150%, due 10/05/09	6,999,852
21,500,000	Park Avenue Receivables, 0.170%, due 10/09/09	21,499,092
9,000,000	Park Avenue Receivables, 0.180%, due 10/20/09	8,999,098
14,000,000	Societe Generale, 0.030%, due 10/01/09	14,000,000
8,000,000	Societe Generale, 0.150%, due 10/06/09	7,999,806
7,000,000	Societe Generale, 0.570%, due 05/21/10	6,974,287
5,239,000	Thunder Bay Funding, LLC, 0.320%, due 10/15/09	5,238,307
3,000,000	Thunder Bay Funding, LLC, 0.320%, due 02/02/10	2,996,693
6,500,000	Thunder Bay Funding, LLC, 0.350%, due 02/12/10	6,491,532
9,500,000	Thunder Bay Funding, LLC, 0.380%, due 10/19/09	9,498,100
5,500,000	Thunder Bay Funding, LLC, 0.480%, due 10/08/09	5,499,412

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$8,000,000		Thunder Bay Funding, LLC, 0.650%, due 01/20/10	$7,983,967
7,000,000		Tulip Funding Corp., 0.140%, due 10/07/09	6,999,806
10,000,000		Tulip Funding Corp., 0.180%, due 10/09/09	9,999,556
9,000,000		Tulip Funding Corp., 0.180%, due 10/13/09	8,999,400
11,500,000		Tulip Funding Corp., 0.220%, due 10/19/09	11,498,677
14,000,000		UBS AG, 0.030%, due 10/07/09	13,999,907
21,000,000		Variable Funding Capital, 0.910%, due 10/15/09	20,992,078
3,500,000		Yorktown Capital, LLC, 0.260%, due 12/18/09	3,498,028
12,000,000		Yorktown Capital, LLC, 0.300%, due 12/16/09	11,992,400
14,187,000		Yorktown Capital, LLC, 0.440%, due 10/09/09	14,185,424
9,500,000		Yorktown Capital, LLC, 0.470%, due 10/16/09	9,498,021

		Total Commercial Paper (Cost $624,152,704)	624,152,704

CORPORATE BONDS/NOTES: 4.3%
500,000	#	American Honda Finance Corp., 0.872%, due 02/05/10	500,654
4,250,000		Credit Suisse First Boston USA, Inc., 0.640%, due 08/15/10	4,253,872
1,342,000		Credit Suisse First Boston USA, Inc., 4.875%, due 08/15/10	1,385,606
1,500,000		Fannie Mae, 0.400%, due 07/13/10	1,501,075
1,500,000		Freddie Mac, 0.405%, due 07/14/10	1,501,014
12,000,000		General Electric Capital Corp., 0.709%, due 06/09/10	12,056,037
3,000,000	@@, #	Rabobank, 0.440%, due 09/16/10	3,000,000
2,426,000	@@	Royal Bank of Canada, 0.334%, due 06/08/10	2,427,481
2,000,000		Toyota Motor Credit Corp., 1.334%, due 12/03/09	2,003,687
14,000,000	@@, C	Westpac Banking Corp., 0.479%, due 08/27/10	14,000,000

		Total Corporate Bonds/Notes (Cost $42,629,426)	42,629,426

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.9%
26,000,000	Z	Federal National Mortgage Association, 0.620%, due 12/01/09	25,972,126
3,000,000		Federal National Mortgage Association, 2.375%, due 05/20/10	3,035,775

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
$15,000,000		Federal National Mortgage Association, 4.625%, due 12/15/09	$15,101,086
1,250,000		Federal National Mortgage Association, 7.125%, due 06/15/10	1,309,045
92,000,000	Z	Federal Home Loan Bank, 0.690%, due 12/14/09	91,867,622
15,000,000	Z	Federal Home Loan Bank, 0.780%, due 11/18/09	14,984,000
5,000,000	Z	Federal Home Loan Bank, 0.840%, due 12/22/09	4,990,319
4,000,000	Z	Federal Home Loan Mortgage Corporation, 0.850%, due 01/05/10	3,990,827
2,500,000		Federal Home Loan Mortgage Corporation, 3.250%, due 07/16/10	2,552,670
16,000,000		Federal Home Loan Mortgage Corporation, 4.125%, due 07/12/10	16,441,237

		Total U.S. Government Agency Obligations (Cost $180,244,707)	180,244,707

REPURCHASE AGREEMENTS: 12.5%
125,893,000	Goldman Sachs Repurchase Agreement dated 09/30/09, 0.040%, due 10/01/09, $125,893,140 to be received upon repurchase (Collateralized by $266,302,425 U.S. Treasury, Discount Note-11.750%, Market Value $129,669,813, due 11/15/09-02/15/36)		125,893,000

	Total Repurchase Agreement (Cost $125,893,000)		125,893,000

	Total Investments in Securities (Cost $1,010,670,157)*	100.6%	$1,010,670,157
	Other Assets and Liabilities - Net	(0.6)	(5,619,932)

	Net Assets	100.0%	$1,005,050,225

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. These securities amount to $3,500,654 or 0.35% of the Fund’s net assets at September 30, 2009.
C	Bond may be called prior to maturity date.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Asset Table
Investments, at value
Certificates of Deposit	$—	$37,750,320	$—	$37,750,320
Commercial Paper	—	624,152,704	—	624,152,704
Corporate Bonds	—	42,629,426	—	42,629,426
U.S. Government Agency Obligations	—	180,244,707	—	180,244,707
Repurchase Agreements	—	125,893,000	—	125,893,000

Total Investments, at value	$—	$1,010,670,157	$—	$1,010,670,157

“Fair value” for purposes of ASC 820 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

+	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Money market securities are valued using the amortized cost method, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the market value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 3.3%
$21,500,000		BNP Paribas, 0.210%, due 10/28/09	$21,500,000
400,000		BNP Paribas, 0.480%, due 12/07/09	400,096
10,500,000	@@	Credit Suisse New York, 0.885%, due 08/12/10	10,500,000
550,000		Rabobank USA Financial Corp., 0.270%, due 01/19/10	550,000
19,000,000		Rabobank USA Financial Corp., 0.400%, due 10/05/09	19,000,506

		Total Certificates of Deposit (Cost $51,950,602)	51,950,602

COMMERCIAL PAPER: 58.7%
410,000		American Honda Finance, 0.300%, due 12/02/09	409,788
397,000		American Honda Finance, 0.300%, due 12/16/09	396,749
7,000,000		ANZ National Bank Ltd., 0.390%, due 03/22/10	6,986,957
3,000,000		ANZ National Bank Ltd., 0.400%, due 03/04/10	2,994,867
3,500,000		ANZ National Bank Ltd., 0.700%, due 09/17/10	3,476,112
13,000,000		ASB Finance Ltd., 0.450%, due 01/22/10	12,981,638
7,000,000		ASB Finance Ltd., 0.500%, due 02/26/10	6,985,611
12,500,000		Barton Capital, LLC, 0.170%, due 10/02/09	12,499,908
7,000,000		Barton Capital, LLC, 0.170%, due 10/07/09	6,999,767
14,250,000		Barton Capital, LLC, 0.170%, due 10/20/09	14,248,646
2,198,000		Barton Capital, LLC, 0.180%, due 10/09/09	2,197,902
5,000,000		Barton Capital, LLC, 0.230%, due 10/14/09	4,999,549
2,000,000		Barton Capital, LLC, 0.280%, due 01/14/10	1,998,367
7,000,000		Barton Capital, LLC, 0.290%, due 01/06/10	6,994,530
6,000,000		Barton Capital, LLC, 0.310%, due 10/15/09	5,999,230
600,000		BNP Paribas, 0.050%, due 10/01/09	600,000
11,000,000		Cafco, LLC, 0.290%, due 01/15/10	10,990,607
24,000,000		Cafco, LLC, 0.300%, due 11/24/09	23,988,840
11,000,000		Cafco, LLC, 0.360%, due 01/07/10	10,989,220
3,000,000		Cafco, LLC, 0.360%, due 01/12/10	2,996,910
7,500,000		Caisse Nationale des Caisses d’Epargne et de Prevoyance, 0.220%, due 10/02/09	7,499,908

Principal Amount		Value

COMMERCIAL PAPER: (continued)
$1,400,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance, 0.260%, due 10/16/09	$1,399,837
11,500,000	CBA Finance, Inc., 0.080%, due 10/06/09	11,499,840
1,250,000	Ciesco, LLC, 0.100%, due 10/02/09	1,249,993
1,000,000	Ciesco, LLC, 0.280%, due 10/19/09	999,850
33,750,000	Ciesco, LLC, 0.300%, due 11/17/09	33,736,455
15,000,000	Ciesco, LLC, 0.360%, due 01/13/10	14,984,400
18,000,000	Concord Minutemen Capital Co., LLC, 0.550%, due 12/11/09	17,980,120
33,000,000	Concord Minutemen Capital Co., LLC, 1.000%, due 02/18/10	32,871,667
23,750,000	Crown Point Capital Co., 0.550%, due 12/11/09	23,723,769
3,750,000	Crown Point Capital Co., 0.960%, due 03/19/10	3,733,100
26,000,000	Crown Point Capital Co., 1.000%, due 02/17/10	25,899,611
8,000,000	Danske Corp., 0.540%, due 12/18/09	7,990,467
24,000,000	Dexia, 0.130%, due 10/01/09	24,000,000
22,500,000	Dexia, 0.210%, due 10/05/09	22,499,350
7,500,000	Edison Asset Securities, LLC, 0.270%, due 11/25/09	7,496,906
8,000,000	Edison Asset Securities, LLC, 0.360%, due 03/09/10	7,987,280
10,000,000	Edison Asset Securities, LLC, 0.530%, due 10/30/09	9,995,569
7,500,000	Edison Asset Securities, LLC, 0.650%, due 10/20/09	7,497,308
5,998,000	Edison Asset Securities, LLC, 0.670%, due 10/21/09	5,995,667
8,500,000	Jupiter Securities Co., LLC, 0.170%, due 10/26/09	8,498,938
23,000,000	Jupiter Securities Co., LLC, 0.180%, due 10/13/09	22,998,467
25,300,000	Jupiter Securities Co., LLC, 0.180%, due 10/22/09	25,297,185
24,500,000	Natexis Banques Populaires US Finance Co, LLC, 0.050%, due 10/02/09	24,499,932
12,000,000	Natexis Banques Populaires US Finance Co, LLC, 0.470%, due 12/15/09	11,988,000
12,000,000	Natexis Banques Populaires US Finance Co, LLC, 0.900%, due 05/21/10	11,930,400
19,000,000	Old Line Funding, LLC, 0.340%, due 10/15/09	18,997,297
18,750,000	Old Line Funding, LLC, 0.350%, due 02/25/10	18,723,203
12,000,000	Old Line Funding, LLC, 0.500%, due 02/18/10	11,976,667

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount		Value

COMMERCIAL PAPER: (continued)
$1,250,000	Old Line Funding, LLC, 0.650%, due 01/20/10	$1,247,495
4,000,000	Park Avenue Receivables, 0.150%, due 10/05/09	3,999,916
38,000,000	Park Avenue Receivables, 0.170%, due 10/09/09	37,998,396
14,000,000	Park Avenue Receivables, 0.180%, due 10/20/09	13,998,596
27,000,000	Societe Generale, 0.030%, due 10/01/09	27,000,000
1,000,000	Societe Generale, 0.050%, due 10/02/09	999,997
8,000,000	Societe Generale, 0.150%, due 10/06/09	7,999,806
15,000,000	Societe Generale, 0.570%, due 05/21/10	14,944,900
523,000	Thunder Bay Funding, LLC, 0.170%, due 10/06/09	522,985
2,500,000	Thunder Bay Funding, LLC, 0.220%, due 10/05/09	2,499,925
3,000,000	Thunder Bay Funding, LLC, 0.320%, due 10/15/09	2,999,778
16,750,000	Thunder Bay Funding, LLC, 0.320%, due 02/02/10	16,731,538
11,000,000	Thunder Bay Funding, LLC, 0.350%, due 02/12/10	10,985,669
7,000,000	Thunder Bay Funding, LLC, 0.380%, due 10/19/09	6,998,600
5,000,000	Thunder Bay Funding, LLC, 0.480%, due 10/08/09	4,999,465
8,000,000	Thunder Bay Funding, LLC, 0.650%, due 01/20/10	7,983,967
10,250,000	Tulip Funding Corp., 0.140%, due 10/07/09	10,249,715
20,000,000	Tulip Funding Corp., 0.180%, due 10/09/09	19,999,111
10,000,000	Tulip Funding Corp., 0.200%, due 10/28/09	9,998,425
16,000,000	Tulip Funding Corp., 0.220%, due 10/19/09	15,998,160
31,000,000	UBS AG, 0.030%, due 10/07/09	30,999,793
45,000,000	US Bank NA, 0.030%, due 10/01/09	45,000,000
755,000	Variable Funding Capital, 0.150%, due 10/01/09	755,000
850,000	Variable Funding Capital, 0.150%, due 10/05/09	849,982
21,000,000	Variable Funding Capital, 0.910%, due 10/15/09	20,992,078
1,346,000	Westpac Banking Corp., 0.170%, due 10/07/09	1,345,955
14,500,000	Yorktown Capital, LLC, 0.260%, due 12/18/09	14,491,832
24,000,000	Yorktown Capital, LLC, 0.300%, due 12/16/09	23,984,800
6,000,000	Yorktown Capital, LLC, 0.440%, due 10/09/09	5,999,333
4,093,000	Yorktown Capital, LLC, 0.470%, due 10/16/09	4,092,147

	Total Commercial Paper (Cost $930,353,748)	930,353,748

Principal Amount			Value

CORPORATE BONDS/NOTES: 3.9%
$1,000,000	#	American Honda Finance Corp., 0.872%, due 02/05/10	$1,001,307
3,000,000		Credit Suisse First Boston USA, Inc., 0.326%, due 11/20/09	2,999,295
4,000,000		Credit Suisse First Boston USA, Inc., 0.640%, due 08/15/10	4,004,852
1,230,000		Credit Suisse First Boston USA, Inc., 0.749%, due 01/15/10	1,229,820
1,500,000		Credit Suisse First Boston USA, Inc., 4.875%, due 08/15/10	1,548,740
2,500,000		Danske Corp., 0.100%, due 10/02/09	2,499,986
700,000		Danske Corp., 0.110%, due 10/01/09	700,000
700,000		Danske Corp., 0.190%, due 10/19/09	699,930
8,000,000		Danske Corp., 0.210%, due 10/15/09	7,999,316
3,000,000	@@, #	Danske Corp., 0.274%, due 10/08/09	2,999,707
758,000	@@	Deutsche Bank AG/New York NY, 1.004%, due 01/25/10	757,567
12,000,000		General Electric Capital Corp., 0.709%, due 06/09/10	12,056,037
3,500,000	@@, #	Rabobank, 0.440%, due 09/16/10	3,500,000
1,000,000	@@	Royal Bank of Canada, 0.334%, due 06/08/10	1,000,611
5,000,000		Toyota Motor Credit Corp., 1.334%, due 12/03/09	5,009,218
13,000,000	@@, C	Westpac Banking Corp., 0.479%, due 08/27/10	13,000,000

		Total Corporate Bonds/Notes (Cost $61,006,386)	61,006,386

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.1%
2,000,000		Federal National Mortgage Association, 0.400%, due 07/13/10	2,001,433
19,500,000	Z	Federal National Mortgage Association, 0.620%, due 12/01/09	19,479,413
3,000,000		Federal National Mortgage Association, 2.375%, due 05/20/10	3,035,775
1,707,000		Federal National Mortgage Association, 4.250%, due 08/15/10	1,763,070
8,000,000		Federal National Mortgage Association, 4.625%, due 12/15/09	8,053,913
2,000,000		Federal National Mortgage Association, 7.125%, due 06/15/10	2,094,472

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
$3,750,000	Z	Federal Home Loan Bank, 0.690%, due 12/14/09	$3,744,604
12,000,000	Z	Federal Home Loan Bank, 0.780%, due 11/18/09	11,987,200
1,750,000		Federal Home Loan Mortgage Corporation, 0.410%, due 07/12/10	1,751,225
2,500,000	Z	Federal Home Loan Mortgage Corporation, 0.850%, due 01/05/10	2,494,267
3,000,000		Federal Home Loan Mortgage Corporation, 3.250%, due 07/16/10	3,063,205
18,000,000		Federal Home Loan Mortgage Corporation, 4.125%, due 07/12/10	18,496,587
3,500,000	C	Federal Home Loan Mortgage Corporation, 4.830%, due 08/23/10	3,635,689

		Total U.S. Government Agency Obligations (Cost $81,600,853)	81,600,853

REPURCHASE AGREEMENTS: 26.6%
25,431,000	Deutsche Bank Repurchase Agreement dated 09/30/09, 0.060%, due 10/01/09, $25,431,042 to be received upon repurchase (Collateralized by $25,940,000 Federal National Mortgage Association, Discount Note, Market Value $25,940,000, due 10/01/09)		25,431,000
214,000,000	Goldman Sachs Repurchase Agreement dated 09/30/09, 0.040%, due 10/01/09, $214,000,238 to be received upon repurchase (Collateralized by $403,372,594 U.S. Treasury, Discount Note-4.250%, Market Value $220,420,000, due 08/15/17-05/15/39)		214,000,000
183,000,000	Morgan Stanley Repurchase Agreement dated 09/30/09, 0.030%, due 10/01/09, $183,000,153 to be received upon repurchase (Collateralized by $184,470,000 Federal Home Loan Mortgage Corporation, 1.625%, Market Value plus accrued interest $188,185,303, due 04/2		183,000,000

	Total Repurchase Agreement (Cost $422,431,000)		422,431,000

	Total Investments in Securities (Cost $1,547,342,589)*	97.6%	$1,547,342,589
	Other Assets and Liabilities - Net	2.4	38,234,467

	Net Assets	100.0%	$1,585,577,056

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. These securities amount to $7,501,014 or 0.47% of the Fund’s net assets at September 30, 2009.
C	Bond may be called prior to maturity date.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Asset Table
Investments, at value
Certificates of Deposit	$—	$51,950,602	$—	$51,950,602
Commercial Paper	—	930,353,748	—	930,353,748
Corporate Bonds	—	61,006,386	—	61,006,386
U.S. Government Agency Obligations	—	81,600,853	—	81,600,853
Repurchase Agreements	—	422,431,000	—	422,431,000

Total Investments, at value	$—	$1,547,342,589	$—	$1,547,342,589

“Fair value” for purposes of ASC 820 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

+	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Money market securities are valued using the amortized cost method, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the market value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Accompanying Notes to Financial Statements

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-lncome Funds

ING GNMA lncome Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior lncome Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see the “Notes to Financial Statements” section for the funds’ participation during the reporting period in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds, which terminated on September 19, 2009.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UFIALL	(0909-112809)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 4, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 4, 2009